SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. __)

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Check the appropriate box:

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[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Section 240.14a-12

UTi Worldwide Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]	Fee paid previously with preliminary materials.

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UTi WORLDWIDE INC.

9 Columbus Centre, Pelican Drive	c/o UTi, Services, Inc.
Road Town, Tortola	19443 Laurel Park Road, Suite 111
British Virgin Islands	Rancho Dominguez, CA 90220 USA

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

     We cordially invite you to attend a Special Meeting of Shareholders (members) of UTi Worldwide Inc. to be held in UTi’s Los Angeles Solutions Center located at 19443 Laurel Park Road, Suite 111, Rancho Dominguez, California 90220, USA, on Friday, February 27, 2004 at 10:00 a.m. (California time) for the following purposes:

     1.     To act upon a proposal to approve the UTi Worldwide Inc. 2004 Long-Term Incentive Plan; and

     2.     To transact such other business as may properly come before the meeting or any postponement(s) or adjournment(s) thereof.

     In accordance with the company’s Articles of Association, our Board of Directors has fixed the date this notice is first mailed or given to our shareholders as the date of record for determining the shareholders entitled to vote at the meeting.

     A proxy solicited by our Board of Directors, together with a form of proxy are enclosed herewith. Whether or not you plan to attend the Special Meeting, please sign, date and return the proxy promptly in the enclosed reply envelope provided for that purpose. You may also vote by telephone or by Internet by following the instructions on your proxy card. This will not prevent you from voting in person at the Special Meeting, but will assure your vote is counted if you are unable to attend. YOUR VOTE IS VERY IMPORTANT.

By order of the Board of Directors,

Lawrence R. Samuels
Secretary

Rancho Dominguez, California
January 30, 2004

YOUR VOTE IS IMPORTANT

WHETHER YOU OWN A FEW OR MANY SHARES AND WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO DATE, SIGN AND RETURN YOUR PROXY OR VOTE VIA TELEPHONE OR THE INTERNET PROMPTLY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED.

VOTING INFORMATION
Who May Vote
How to Vote
Revocability of Proxy
How Your Shares Will Be Voted
Voting, Quorum and Broker Non-Votes
Expenses and Method of Solicitation
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
APPROVAL OF THE UTi WORLDWIDE INC. 2004 LONG-TERM INCENTIVE PLAN (Proposal 1)
Background
Summary of the LTIP
Expected Tax Consequences
New Plan Benefits
COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS
Summary Compensation Table
Stock Options
Employment Contracts and Termination of Employment and Change of Control Arrangements
Equity Compensation Plan Information
Compensation of Directors
Compensation Committee Interlocks and Insider Participation
SUBMISSION OF SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2004 ANNUAL MEETING
Nominations for Directors for the 2004 Annual Meeting
Shareholder Proposals for the 2004 Annual Meeting
OTHER MATTERS
APPENDIX A UTi WORLDWIDE INC. 2004 LONG-TERM INCENTIVE PLAN

-i-

UTi WORLDWIDE INC.

9 Columbus Centre, Pelican Drive	c/o UTi, Services, Inc.
Road Town, Tortola	19443 Laurel Park Road, Suite 111
British Virgin Islands	Rancho Dominguez, CA 90220 USA

PROXY STATEMENT

     The Board of Directors of UTi Worldwide Inc. (the “Company”) is soliciting proxies to be voted at a Special Meeting of Shareholders (members) of the Company to be held on Friday, February 27, 2004 at UTi’s Los Angeles Solutions Center located at 19443 Laurel Park Road, Suite 111, Rancho Dominguez, California 90220, USA, at 10:00 A.M., California time, and at any adjournment(s) or postponement(s) thereof (the “Special Meeting” or the “Meeting”), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders and described herein. The date of the mailing of this proxy statement and the accompanying form of proxy to the Company’s shareholders is January 30, 2004.

     Since UTi Worldwide Inc. is an international business company incorporated under the laws of the British Virgin Islands, holders of the Company’s ordinary shares are technically referred to as “members” in the Company’s Memorandum and Articles of Association. For matters of convenience, however, such holders are referred to herein and in the accompanying notice and form of proxy as “shareholders” of the Company.

VOTING INFORMATION

Who May Vote

     In accordance with the Company’s Articles of Association, the date that the notice of the Special Meeting and this proxy statement is first mailed or given to shareholders (January 30, 2004) has been fixed by the Board of Directors of the Company (the “Board of Directors” or the “Board”) as the record date (the “Record Date”) for determining the shareholders entitled to vote at the Special Meeting. Only holders of record of the Company’s ordinary shares, no par value (the “Ordinary Shares”), on the Record Date are entitled to notice of and to vote at the Special Meeting or any adjournment(s) or postponement(s) thereof. As of the Record Date, there were 30,930,669 Ordinary Shares outstanding (not including shares held in treasury). Each Ordinary Share carries the right to one vote with respect to each matter to be voted on at the Special Meeting.

How to Vote

     We encourage you to vote promptly. You may vote in one of the following ways:

     By Mail. If you are a holder of record and are located in the U.S., you can vote by marking, dating and signing your proxy card and returning it by mail in the enclosed postage-paid envelope. If you are located outside the U.S., you should add the necessary postage to the enclosed envelope to assure delivery.

     By Telephone. If you are located in the U.S., you can vote your proxy by calling the toll-free telephone number on the proxy card. The telephone voting system has easy-to-follow instructions and allows you to confirm that the system has properly recorded your votes. If you vote by telephone, you do not need to return your proxy card. If you are located outside the U.S., please contact MacKenzie Partners, Inc. at 1-212-929-5500 for information on how you can vote by telephone.

     By Internet. You can also vote your proxy by the Internet. The enclosed proxy card indicates the website you may access for Internet voting. As with telephone voting, you will be able to confirm that the system has properly recorded your votes. You may incur costs such as telephone and Internet access charges if you vote by the Internet.

     At the Special Meeting. The way you vote your Ordinary Shares now will not limit your right to change your vote at the Special Meeting if you attend in person.

     If your Ordinary Shares are held by a broker as nominee (that is, in “street name”), then you must obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct the broker to vote your shares.

     All Ordinary Shares that have been properly voted and not revoked will be voted at the Special Meeting. If you sign and return your proxy without any voting instructions, your shares will be voted as the Board of Directors recommends. If you have any questions regarding how to vote, please contact MacKenzie Partners, Inc. at 1-800-322-2885.

Revocability of Proxy

     Any proxy given pursuant to this solicitation may be revoked at any time before it is exercised at the Special Meeting by taking any of the following actions:

•	delivering written notice to the Secretary of the Company by any means, including facsimile, bearing a date later then the date of the proxy, stating that the proxy is revoked;

•	signing and delivering a proxy relating to the same shares and bearing a later date prior to the vote at the Meeting; or

•	attending the Meeting and voting in person, although attendance at the Meeting will not, by itself, revoke a proxy.

How Your Shares Will Be Voted

     Any proxy which is returned by a shareholder properly completed and which is not revoked will be voted at the Meeting in the manner specified therein. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying proxy card(s) (or their substitutes) will vote for the proposal to approve the UTi Worldwide Inc. 2004 Long-Term Incentive Plan. As to any other business which might otherwise properly come before the Special Meeting, the proxyholders will vote in accordance with their best judgment, although the Company does not presently know of any such other business.

Voting, Quorum and Broker Non-Votes

     Ordinary Shares will be counted as present at the Special Meeting if the shareholder is present and votes in person at the Meeting or has properly submitted a proxy card. A majority of the Company’s outstanding Ordinary Shares entitled to vote as of the Record Date must be present at the Special Meeting in order to hold the Meeting and conduct business. This is called a quorum. Abstentions and non-votes will be counted for purposes of determining the existence of a quorum at the Special Meeting. The affirmative vote of a majority of the Ordinary Shares present in person or by proxy at the Special Meeting and voting on each proposal is required for the adoption of each such proposal. Abstentions and non-votes will have no effect on the voting with respect to any proposal as to which there is an abstention or non-vote. A non-vote may occur when a nominee holding Ordinary Shares for a beneficial owner does not vote on a proposal because such nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

Expenses and Method of Solicitation

     The expenses of soliciting proxies for the Special Meeting are to be paid by the Company. Solicitation of proxies may be made by means of personal calls to, or telephonic or telegraphic communications with, shareholders or their personal representatives by directors, officers and employees of the Company who will not be specially compensated for such services. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding this Proxy Statement to shareholders whose Ordinary Shares are held of record by such entities. In addition, the Company has retained the services of MacKenzie Partners, Inc., a proxy solicitation firm, to assist in the solicitation of proxies in connection with this Proxy Statement, and such firm will receive a fee estimated to be $5,000 and will be reimbursed for out-of-pocket expenses.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

     The following table contains certain information regarding all persons who were the beneficial owners of more than 5% of the outstanding Ordinary Shares, each of the directors of the Company, each of the executive officers named in the Summary Compensation Table set forth herein under the caption “Compensation of Executive Officers” (we refer to all these officers as the “Named Executive Officers”) and all directors and executive officers as a group. The persons named hold sole voting and investment power with respect to the shares shown opposite their respective names, unless otherwise indicated. The information with respect to each person specified is as supplied or confirmed by such person, based upon statements filed with the Securities and Exchange Commission (the “SEC”), or based upon the actual knowledge of the Company, and is as of January 15, 2004 unless otherwise indicated in the footnotes.

	Amount and Nature
	of Beneficial Ownership (1)

	Number of
	Ordinary Shares	Right to	Percent of
Name	Owned (1)	Acquire (2)	Class (1)(2)

United Services Technologies Limited (3)	9,269,345	—	30.0%
Union-Transport Holdings Inc. (4)	1,813,225	—	5.9%
PTR Holdings Inc. (5)	3,304,501	—	10.7%
T. Rowe Price Associates, Inc. (6)	2,978,000	—	9.6%
Class “A” Directors:
Alan C. Draper	570,342	187,019	2.4%
Allan M. Rosenzweig	—	—	*
Dr. C. John Langley	—	—	*
Class “B” Directors:
Peter Thorrington (7)	741,637	—	2.4%
J. Simon Stubbings	3,303	9,277	*
Leon J. Level	1,000	16,000	*
Class “C” Directors:
Roger I. MacFarlane (8)	741,637	88,723	2.7%
Matthys J. Wessels (9)	2,150,531	88,723	7.2%
William H. Davidson	3,000	11,000	*
Other Named Executive Officers:
Gene Ochi	32,009	47,444	*
John S. Hextall	—	34,827	*
All directors and executive officers as a group (13 persons) (10)	4,118,459	539,378	15.1%

*	Less than one percent.

(Footnotes set forth on the next page.)

(Footnotes from the preceding page.)

(1)	More than one person may be deemed to be a beneficial owner of the same securities as determined in accordance with the rules of the SEC. The information is not necessarily indicative of beneficial ownership for any other purpose. In certain cases, voting and investment power may be shared by spouses under applicable law.

(2)	Indicates shares subject to options exercisable within 60 days of January 15, 2004.

(3)	Based on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2001, United Service Technologies Limited, a British Virgin Islands company (which we refer to as Uniserv), is the registered holder of the Ordinary Shares indicated in the above table. PTR Holdings Inc., a British Virgin Islands company (which we refer to as PTR Holdings), owns approximately 39% of the outstanding securities of Uniserv, but disclaims beneficial ownership of any Ordinary Shares held by Uniserv. Mr. Wessels is the Chairman of the Board of Uniserv, but disclaims beneficial ownership of any Ordinary Shares held by Uniserv. Uniserv’s business address is 9 Columbus Centre, Pelican Drive, Road Town, Tortola, British Virgin Islands. Uniserv is a publicly listed company in South Africa traded on the Johannesburg Stock Exchange whose primary assets are the Ordinary Shares which it holds.

(4)	Union-Transport Holdings Inc., a British Virgin Islands company (which we refer to as UT Holdings), is the registered holder of the Ordinary Shares indicated in the above table. UT Holdings’ business address is 9 Columbus Centre, Pelican Drive, Road Town, Tortola, British Virgin Islands. PTR Holdings is the owner of 56% of the outstanding securities of UT Holdings and each of Messrs. MacFarlane and Thorrington is the owner of 11% of the outstanding securities of UT Holdings. Two irrevocable trusts formed under the laws of California, one established for the descendents of each of Messrs. MacFarlane and Thorrington, are each the owners of 11% of the outstanding securities of UT Holdings. The independent trustees of such trusts have the power to make decisions with regard to their UT Holdings securities. Pursuant to separate voting agreements between UT Holdings and its shareholders, UT Holdings agreed to vote the Ordinary Shares held by it as directed by its shareholders in proportion to their interests in UT Holdings as follows:

Shareholder	Number of Shares

PTR Holdings	1,015,405
Mr. MacFarlane	199,455
Mr. Thorrington	199,455
Trust for MacFarlane descendants	199,455
Trust for Thorrington descendants	199,455

Mr. MacFarlane and Mr. Thorrington disclaim beneficial ownership of the UTi Ordinary Shares held by UT Holdings to the extent such holdings exceed the number of Ordinary Shares that may be indirectly voted by them.

(5)	Listed in the above table are the 1,491,276 Ordinary Shares registered in the name of PTR Holdings and the 1,813,225 Ordinary Shares registered in the name of UT Holdings. PTR Holdings’ business address is 9 Columbus Centre, Pelican Drive, Road Town, Tortola, British Virgin Islands. PTR Holdings is indirectly owned by holding companies indirectly controlled by Messrs. Wessels, MacFarlane and Thorrington and by the Anubis Trust, a Guernsey Islands trust. Under a 2000 voting arrangement, the trust has the power to vote a majority of the outstanding shares of PTR Holdings although it disclaims beneficial ownership of the shares held by PTR Holdings. Pursuant to separate voting agreements between PTR Holdings and its shareholders, PTR Holdings agreed to vote the UTi Ordinary Shares held directly by PTR Holdings and the Ordinary Shares held by UT Holdings which PTR Holdings may vote, as directed by the shareholders of PTR Holdings in proportion to their interests in PTR Holdings. The voting rights of the Anubis Trust under its agreement with PTR Holdings were assigned to Mr. Wessels. Accordingly, the indirect shareholders of PTR Holdings have the voting power (but not investment or dispositive power) over the following Ordinary Shares:

Shareholder	Number of Shares

Mr. MacFarlane	542,182
Mr. Thorrington	542,182
Mr. Wessels	1,422,317

PTR Holdings disclaims beneficial ownership of the Ordinary Shares held by UT Holdings. Each of Messrs. MacFarlane, Thorrington and Wessels disclaims beneficial ownership of the Ordinary Shares held by PTR Holdings to the extent such holdings exceed the number of shares that may be indirectly voted by them. In addition, Mr. Wessels disclaims beneficial ownership of the UTi Ordinary Shares which he is entitled to vote by reason of the assignment by the Anubis Trust of its rights under the voting agreements mentioned above.

(6)	Based on an amendment to Schedule 13G filed with the Securities and Exchange Commission on February 4, 2003, by T. Rowe Price Associates, Inc. (“Price Associates”). Price Associates’ business address as listed in the amendment to the Schedule 13G is 100 East Pratt Street, Baltimore, Maryland, 21202. These securities are owned by various individual and institutional investors which Price Associates serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(7)	Includes the Ordinary Shares which Mr. Thorrington has the power to vote pursuant to the voting agreements described in footnotes (4) and (5) above. Excludes 199,455 Ordinary Shares which may be voted by the irrevocable trust established for Mr. Thorrington’s descendants as Mr. Thorrington disclaims beneficial ownership of such shares.

(8)	Includes the Ordinary Shares which Mr. MacFarlane has the power to vote pursuant to the voting agreements described in footnotes (4) and (5) above. Excludes 199,455 Ordinary Shares which may be voted by the irrevocable trust established for Mr. MacFarlane’s descendants as Mr. MacFarlane disclaims beneficial ownership of such shares.

(9)	Includes the Ordinary Shares registered in the name of a holding company indirectly controlled by Mr. Wessels. Also includes the Ordinary Shares which Mr. Wessels has the power to vote pursuant to the voting agreements described in footnotes (4) and (5) above.

(10)	This number includes the Ordinary Shares over which Messrs. Wessels, MacFarlane and Thorrington have voting power by virtue of the voting agreements described in footnotes (4) and (5) above.

APPROVAL OF THE UTi WORLDWIDE INC.
2004 LONG-TERM INCENTIVE PLAN
(Proposal 1)

Background

     The Board of Directors has adopted, subject to shareholder approval, the UTi Worldwide Inc. 2004 Long-Term Incentive Plan (the “LTIP”) and is proposing that the LTIP be approved at the Special Meeting to enable the Company to design appropriate awards and incentives during the Company’s 2005 fiscal year, although the amount and nature of the proposed awards under the LTIP have not yet been determined.

     If the LTIP is approved, 2,000,000 Ordinary Shares (subject to adjustment as provided for in the plan) will initially be available for issuance under the LTIP pursuant to a variety of awards, including, options, share appreciation rights (sometimes referred to as “SARs”), restricted shares, restricted share units, deferred share units, and performance-based awards. If the LTIP is approved by the shareholders, the Board intends to cause the Ordinary Shares that will become available for issuance to be registered on a Form S-8 registration statement to be filed with the Commission at the Company’s expense.

     The following briefly summarizes the Company’s current share-based incentive plans and the impact that this proposal will have on such plans if the LTIP is approved by the shareholders at the Special Meeting.

•	2000 Stock Option Plan. The Company’s 2000 Stock Option Plan (the “2000 Option Plan”) currently provides for the issuance of options to purchase up to 3,859,109 Ordinary Shares to employees, officers, directors, advisors and consultants of the Company and its subsidiaries. As of January 15, 2004, outstanding options to purchase 2,173,624 Ordinary Shares had been granted to 197 employees with a weighted average exercise price of $18.38 per share and options to purchase 1,304,829 Ordinary Shares were still available for future grants under the 2000 Option Plan. All options granted under the 2000 Option Plan have been made to employees and officers (including officers who also serve as directors).

If the LTIP is approved by the shareholders at the Special Meeting, then the Company will reduce the maximum number of Ordinary Shares which may be issued pursuant to options granted under the 2000 Option Plan by 1,300,000 shares. If the LTIP is not approved by the shareholders at the Special Meeting, then the maximum number of shares which may be granted under the 2000 Option Plan will not be reduced.

•	Share Incentive Plan and Executive Share Plan. Prior to the Company’s public offering in the United States in 2000, the Union-Transport Share Incentive Plan (the “Share Incentive Plan”) and the Union-Transport Executive Share Plan (the “Executive Share Plan”) were established in the form of two Guernsey Island trusts. A total of 360,803 outstanding Ordinary Shares were held pursuant to these trusts as of January 15, 2004. Of these shares, outstanding options or rights to purchase a total of 89,383 Ordinary Shares with a weighted average exercise price of $9.69 had been granted to 93 employees and to one non-employee director, and 16,507 Ordinary Shares remained available for future grants under the Share Incentive Plan and outstanding options to purchase a total of 20,668 Ordinary Shares with a weighted average exercise price of $3.87 had been granted to 4 employees and 234,245 Ordinary Shares remained available for future grants under the Executive Share Plan. No option grants or offers to purchase have been made pursuant to either of these plans since 1998.

If the LTIP is approved by the shareholders at the Special Meeting, then the Company expects that no further option grants will be made pursuant to either of these two plans and a total of 250,752 Ordinary Shares remaining available for future option grants which are held in these two trusts will be returned to and cancelled by the Company. In addition, if any awards which are currently outstanding under the Share Incentive Plan or the Executive Share Plan are cancelled or terminated or otherwise forfeited by the participants or optionees, then the trusts administrating those plans are also expected to return the shares underlying such awards back to the Company for cancellation. If the LTIP is not approved, then the number of outstanding Ordinary Shares remaining in the two trusts and available for future awards under these two plans will not be reduced.

•	2000 Employee Share Purchase Plan. The Company’s 2000 Employee Share Purchase Plan (the “Employee Purchase Plan”) provides the Company’s employees with an opportunity to purchase Ordinary Shares through accumulated payroll deductions. As of January 15, 2004, 335,043 shares remained available to be purchased by employees pursuant to the Employee Purchase Plan.

The outcome of this proposal concerning the LTIP will not result in any changes to the Employee Purchase Plan or to the number of shares available to be purchased under such plan.

•	Non-Employee Directors Stock Option Plan. The Company’s Non-Employee Directors Stock Option Plan (the “Non-Employee Directors Plan”) provides for the issuance of options to purchase Ordinary Shares to non-employee directors of the Company. As of January 15, 2004, options to purchase 93,000 Ordinary Shares had been awarded and not cancelled under the Non-Employee Directors Plan. Of such options, options to purchase 18,000 Ordinary Shares had been exercised and options to purchase 75,000 Ordinary Shares with a weighted average exercise price of $23.12 per share were outstanding. 307,000 Ordinary Shares remain available for future option grants under the plan.

The outcome of this proposal concerning the LTIP will not result in any changes to the Non-Employee Directors Plan or to the number of shares available for future option grants under the plan.

     There are two principal differences between the proposed LTIP and the Company’s current 2000 Option Plan, the Share Incentive Plan, the Executive Share Plan and the Non-Employee Directors Plan. First, the LTIP provides significantly greater flexibility with respect to the types of awards that may be granted as the other plans are limited to the grant of stock options and offers to purchase shares. The Board believes that the increased flexibility provided by the LTIP will enable the Company to utilize a greater variety of awards when creating incentives for employees and others. The different types of awards which may be granted under the LTIP are described in greater detail below, and are referred to collectively as “Awards.”

     The second principal difference between the LTIP and the 2000 Option Plan, the Share Incentive Plan and the Executive Share Plan is the increase in the number of Ordinary Shares available for future share-based Awards. Currently, options to purchase an aggregate of 1,555,581 Ordinary Shares are still available to be granted under the 2000 Option Plan, the Share Incentive Plan and the Executive Share Plan. As a result, the shareholders may suffer additional dilution from the LTIP since the total number of Ordinary Shares available for future share-based compensatory awards will increase by approximately 444,000 shares, after taking into account the reductions in the numbers of Ordinary Shares which would remain available for future option grants under the 2000 Option Plan, the Share Incentive Trust and the Executive Share Plan if the LTIP is approved as described above. The Board believes the additional Ordinary Shares available for future awards under the LTIP are desirable because of increases in the number of employees of the Company and its subsidiaries and the likelihood the number of employees will increase in the future if the Company continues to grow and make acquisitions. The Board also believes the additional shares available for future awards gives the Company greater flexibility when structuring future awards. As indicated above, the outcome of this proposal will not result in changes to the Employee Purchase Plan, the Non-Employee Directors Plan or the number of shares available under such plans.

     The Board of Directors unanimously recommends that the Company’s shareholders vote for approval of the UTi Worldwide Inc. 2004 Long-Term Incentive Plan. The affirmative vote of the holders of a majority of the Ordinary Shares present in person or by proxy at the Special Meeting and voting on the proposal is required for approval of this proposal.

Summary of the LTIP

     The LTIP is set forth in full as Appendix A to this Proxy Statement and is summarized below. The following summary is not intended to be complete and reference should be made to Appendix A for a complete statement of the terms and provisions of the LTIP. Capitalized terms used in this summary and not otherwise defined will have the meanings ascribed to such terms in the LTIP.

     Purpose

     The purpose of the LTIP is to attract, retain and motivate select employees, officers, directors, advisors and consultants of the Company and its affiliates (referred to collectively as “Eligible Persons”) and to provide incentives and rewards for superior performance.

     Shares Subject to the LTIP

     The LTIP provides that no more than 2,000,000 Ordinary Shares may be issued pursuant to Awards under the LTIP. These Ordinary Shares may be authorized but unissued shares, or shares that the Company has reacquired or otherwise holds in treasury. The number of Ordinary Shares available for Awards, as well as the terms of outstanding Awards, are subject to adjustment as provided in the LTIP for stock splits, stock dividends, recapitalizations and other similar events.

     The Ordinary Shares subject to any Award that expires, or is forfeited, cancelled or becomes unexercisable, will again be available for subsequent Awards. In addition, future Awards may occur with respect to Ordinary Shares that the Company retains from otherwise delivering pursuant to an Award as payment of either the exercise price of an Award or applicable withholding and employment taxes.

     Administration

     Either the Board of Directors or a committee appointed by the Board and consisting of at least two directors will administer the LTIP. The Board of Directors and any committee exercising discretion under the LTIP from time to time are referred to as the “Committee.” The Board of Directors may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without cause, and fill vacancies on the Committee. To the extent permitted by law, the Committee may authorize one or more managing directors or officers to make Awards to individuals who are not reporting persons for purposes of Rule 16b-3 under the Exchange Act. With respect to decisions involving an Award intended to satisfy the requirements of Code section 162(m), the Committee is to consist of two or more directors who are “outside directors” for purposes of that code section. The Committee may delegate administrative functions to individuals who are managing directors, officers or employees.

     Subject to the terms of the LTIP, the Committee has express authority to determine the Eligible Persons who will receive Awards, the number of Ordinary Shares, units, or SARs to be covered by each

Award, and the terms and conditions of Awards. The Committee has broad discretion to prescribe, amend, and rescind rules relating to the LTIP and its administration, to interpret and construe the LTIP and the terms of all Award agreements, and to take all actions necessary or advisable to administer the LTIP. Within the limits of the LTIP, the Committee may accelerate the vesting of any Awards, and may modify, replace, cancel, or renew them. In addition, the Committee may under certain circumstances buy-out options or SARs, or reduce the exercise price for outstanding options or SARs.

     The LTIP provides that the Company and its affiliates will indemnify members of the Committee and their delegates against any claims, liabilities, or costs arising from the good faith performance of their duties under the LTIP. The LTIP releases these individuals from liability for good faith actions associated with the LTIP’s administration.

     Eligibility

     The Committee may grant options that are intended to qualify as incentive stock options” (“ISOs”) only to employees, and may grant all other Awards to Eligible Persons. The LTIP and the discussion below use the term “Participant” to refer to an Eligible Person who has received an Award.

     The LTIP provides that no one Participant may receive Awards with respect to more than 500,000 Ordinary Shares. As of December 31, 2003, substantially all of the approximately 11,117 employees (including officers) of the Company and its affiliates and the Company’s five non-employee directors would have been eligible to participate in the LTIP. Although authorized under the LTIP, the Company does not currently anticipate granting Awards to non-employee directors or consultants under the plan.

     Options

     Options granted under the LTIP provide Participants with the right to purchase Ordinary Shares. The Committee may grant options that are intended to qualify as incentive stock options (“ISOs”), or options that are not intended to so qualify (“Non-ISOs”). The LTIP also provides that ISO treatment may not be available for options that become first exercisable in any calendar year to the extent the value of the underlying shares that are the subject of the option exceed $100,000 (based upon the fair market value of the Ordinary Shares on the option grant date).

     Share Appreciation Rights (SARs)

     A share appreciation right generally permits a Participant who receives it to receive, upon exercise, cash and/or Ordinary Shares equal in value to the excess of (i) the fair market value, on the date of exercise, of the Ordinary Shares with respect to which the SAR is being exercised, over (ii) the exercise price of the SAR for such shares. The Committee may grant SARs in tandem with options, or independently of them. SARs that are independent of options may limit the value payable on its exercise to a percentage, not exceeding 100%, of the excess value.

     Exercise Price for Options and SARs

     The exercise price of Non-ISOs and SARs may not be less than 85% of the fair market value on the grant date of the Ordinary Shares subject to the award. The exercise price of ISOs may not be less than 110% of the fair market value on the grant date of the underlying Ordinary Shares subject to the Award for Participants who own more than ten percent of our Ordinary Shares on the grant date. For ISOs granted to other Participants and for options intended to be exempt from Code section 162(m) limitations, the exercise price may not be less than 100% of the fair market value of the underlying Ordinary Shares on the grant date.

     As of January 23, 2004, the closing price of an Ordinary Share on The Nasdaq Stock Market was $41.50 per share.

     Exercise of Options and SARs

     To the extent exercisable in accordance with the agreement granting them, an option or SAR may be exercised in whole or in part, and from time to time during its term; subject to earlier termination relating to a holder’s termination of employment or service. With respect to options, the Committee has the discretion to accept payment of the exercise price in any of the following forms (or combination of them): cash or check in U.S. dollars, Ordinary Shares, and cashless exercise under a program the Committee approves.

     The term over which Participants may exercise options and SARs may not exceed ten years from the date of grant (five years in the case of ISOs granted to employees who, at the time of grant, own more than 10% of the Company’s Ordinary Shares).

     Restricted Shares, Restricted Share Units and Deferred Share Units

     Under the LTIP, the Committee may grant restricted shares that are forfeitable until certain vesting requirements are met and may also grant restricted share units which represent the right to receive Ordinary Shares after certain vesting requirements are met. The LTIP provides the Committee with discretion to determine the terms and conditions under which a Participant’s interests in such Awards becomes vested. The LTIP provides for deferred share units in order to permit certain directors, consultants, or select members of management to defer their receipt of compensation payable in cash or Ordinary Shares (including shares that would otherwise be issued upon the vesting of restricted shares and restricted share units). Deferred share units represent a future right to receive Ordinary Shares.

     Whenever Ordinary Shares are released pursuant to the vesting of restricted shares (or the shares underlying the restricted share units are issued), the Participant will be entitled to receive additional Ordinary Shares that reflect any stock dividends that the Company’s shareholders received between the date of the Award and issuance or release of the Ordinary Shares. Likewise, a Participant will be entitled to receive a cash payment reflecting cash dividends paid to the Company’s shareholders during the same period. Such cash dividends will accrue interest, at 5% per annum, from their payment date to the Company’s shareholders until paid in Cash when the Ordinary Shares to which they relate are either released from restrictions in the case of restricted shares or issued in the case of restricted share units.

     Performance Awards

     The LTIP authorizes the Committee to grant performance-based awards in the form of Performance Units that the Committee may, or may not, designate as “Performance Compensation Awards” that are intended to be exempt from Code section 162(m) limitations. In either case, Performance Awards vest and become payable based upon the attainment, within the specified performance cycle, of performance objectives applicable to the individual, the Company, or any affiliate. Performance Awards are payable in Ordinary Shares, cash, or some combination of the two; subject to an individual Participant limit of $1,000,000 and 200,000 Ordinary Shares per performance period. The Committee decides the length of performance periods, but the periods may not be less than one fiscal year of the Company.

     With respect to Performance Compensation Awards, the LTIP requires that the Committee specify in writing the performance period to which the Award relates, and an objective formula by which to measure whether and the extent to which the Award is earned on the basis of the level of performance attained or to be attained with respect to one or more performance measures. Once established for a performance period, the performance measures and performance formula applicable to the Award may not be amended or modified in a manner that would cause the compensation payable under the Award to fail to constitute performance-based compensation under Code section 162(m).

     Under the LTIP, the possible performance measures for Performance Compensation Awards include basic or diluted earnings per share; sales or revenue; earnings before interest and taxes (in total or on a per share basis); net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total shareholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, and sales of assets of affiliates or business units. Each measure will be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance measures may vary from performance period to performance period, and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

     Income Tax Withholding

     As a condition for the issuance of Ordinary Shares pursuant to Awards, the LTIP requires satisfaction of any applicable federal, state, local, or foreign withholding tax obligations that may arise in connection with the Award or the issuance of Ordinary Shares.

     Transferability

     Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of other than by will or the laws of descent and distribution, except to the extent the Committee permits lifetime transfers to charitable institutions, certain family members, or related trusts.

     Certain Corporate Transactions

     The Committee may equitably adjust the number of shares covered by each outstanding Award, and the number of shares that have been authorized for issuance under the LTIP but as to which no Awards have yet been granted or that have been returned to the LTIP upon cancellation, forfeiture, or expiration of an Award, as well as the price per share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Shares, or any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Awards under the LTIP such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. In any case, such substitution of securities will not require the consent of any person who is granted options pursuant to the LTIP.

     In addition, in the event of a Change in Control (as defined in the LTIP), each outstanding Award will be assumed or substituted with a substantially equivalent award by the surviving or successor corporation upon the consummation of the transaction. However, to the extent outstanding Awards are neither being assumed nor replaced with substantially similar Awards, the Board has the discretion and authority to provide with respect to such Award that (i) the vesting of such Award shall accelerate so that the Award shall vest (and, to the extent applicable, become exercisable) as to the Ordinary Shares that otherwise would have been unvested and provide that any repurchase right with respect to Ordinary Shares issued upon exercise of an Award shall lapse, (ii) the Company or the surviving or successor corporation shall pay cash or other consideration to Participants in exchange for the satisfaction and cancellation of an outstanding Award and (iii) make such other modifications, adjustments or amendments to an outstanding Award or the LTIP as the Committee deems necessary or appropriate, including termination of an Award upon consummation of a transaction.

     In the event a Participant holding an Award assumed or substituted by the successor corporation in a Change in Control is Involuntarily Terminated (as defined in the LTIP) by the successor corporation in connection with, or within 12 months following consummation of, the Change in Control, then any assumed or substituted Award held by the terminated Participant at the time of termination shall accelerate and become fully vested (and exercisable in full in the case of options and SARs), and any repurchase right applicable to any Shares shall lapse in full. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the Participant’s termination.

     For purposes of the section of the LTIP dealing with a Change in Control, Awards are considered assumed, without limitation, if each holder of an Award would be entitled to receive upon exercise of the Award the same number and kind of Ordinary Shares or other property, cash or securities as such holder would have been entitled to receive upon the consummation of the transaction if the holder had been, immediately prior to such consummation, the holder of the number of Ordinary Shares covered by the Award at such time (after giving effect to any adjustments in the number of Shares covered by the Award as provided for in the LTIP); provided that if such consideration received in the transaction is not solely common stock of the successor corporation, the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the Award to be solely common stock of the successor corporation equal to the Fair Market Value of the per-share consideration received by holders of Ordinary Shares in the transaction.

     In the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per share covered by each outstanding Award to reflect the effect of such distribution. Finally, if the Company dissolves or liquidates, all Awards will immediately terminate, subject to the ability of the Board to exercise any discretion that the Board may exercise in the case of a Change in Control.

     Term of LTIP; Amendments and Termination

     The term of the LTIP is ten years from January 23, 2004, the date it was approved by the Board. The Board of Directors may from time to time, amend, alter, suspend, discontinue, or terminate the LTIP; provided that no amendment, suspension, or termination of the LTIP shall materially and adversely affect Awards already granted unless it relates to an adjustment pursuant to certain transactions that change the Company’s capitalization or it is otherwise mutually agreed between the Participant and the Committee. Notwithstanding the foregoing, the Committee may amend the LTIP to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

Expected Tax Consequences

     The following is a brief summary of certain tax consequences of certain transactions under the LTIP. This summary is not intended to be complete and does not describe state or local tax consequences.

     United States Tax Laws

     Under the United States Internal Revenue Code, the Company will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income that Participants recognize pursuant to Awards (subject to the Participant’s overall compensation being reasonable, and to the discussion below with respect to Code section 162(m)). For Participants, the expected U.S. tax consequences of Awards are as follows:

     Non-ISOs. A Participant will not recognize income at the time a Non-ISO is granted. At the time a Non-ISO is exercised, the Participant will recognize ordinary income in an amount equal to the excess of (i) the fair market value of the Ordinary Shares issued to the Participant on the exercise date over (ii) the exercise price paid for the shares. At the time of sale of shares acquired pursuant to the exercise of a Non-ISO, the appreciation (or depreciation) in value of the shares after the date of exercise will be treated either as short-term or long-term capital gain (or loss) depending on how long the shares have been held.

     ISOs. A Participant will not recognize income upon the grant of an ISO. There are generally no tax consequences to the Participant upon exercise of an ISO (except the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price is a tax preference item possibly giving rise to an alternative minimum tax). If the Ordinary Shares are not disposed of within two years from the date the ISO was granted or within one year after the ISO was exercised, any gain realized upon the subsequent disposition of the shares will be characterized as long-term capital gain and any loss will be characterized as long-term capital loss. If both of these holding period requirements are not met, then a “disqualifying disposition” occurs and (i) the Participant recognizes gain in the amount by which the fair market value of the shares at the time of exercise exceeded the exercise price for the ISO and (ii) any remaining amount realized on disposition (except for certain “wash” sales, gifts or sales to related persons) will be characterized as capital gain or loss.

     Share Appreciation Rights. A Participant to whom a SAR is granted will not recognize income at the time of grant of the SAR. Upon exercise of a SAR, the Participant must recognize taxable compensation income in an amount equal to the value of any cash or Ordinary Shares that the Participant receives.

     Restricted Shares, Restricted Share Units, Defined Share Units, and Performance Awards. In general, a Participant will not recognize income at the time of grant of restricted shares, restricted share units, defined share units or Performance Awards, unless the Participant elects with respect to restricted shares or restricted share units to accelerate income taxation to the date of the award. In this event, a Participant would recognize ordinary income equal to the excess of the market value of the restricted shares over any amount the Participant pays for them (in which case subsequent gain or loss would be capital in nature). In the absence of an election to accelerate income taxation to the date of an Award, a Participant must recognize taxable compensation income equal to the value of any cash or Ordinary Shares that the Participant receives when the Award vests. The same tax consequences apply to Performance Awards.

     Special Tax Provisions. Under certain circumstances, the accelerated vesting, cash-out or accelerated lapse of restrictions on Awards in connection with a change in control of the Company might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Code section 280G, and the Participant may be subject to a 20% excise tax and the Company may be denied a tax deduction. Furthermore, the Company may not be able to deduct the aggregate compensation in excess of $1,000,000 attributable to Awards that are not “performance-based” within the meaning of Code section 162(m) in certain circumstances.

     Tax Laws in Other Countries Differ from Those in the United States

     In certain countries, Awards under the LTIP may be taxable at the time the Awards are granted or when they vest. In certain jurisdictions, options and SARs may also be taxable when they are exercised and the sale of the underlying shares may be subject to various taxes.

     General Tax Law Considerations

     The preceding paragraphs are intended to be merely a summary of certain important tax law consequences concerning a grant of options under the LTIP and the disposition of shares issued thereunder in existence as of the date of this Proxy Statement. Special rules may apply to the Company’s officers, directors or greater than ten percent shareholders. Participants in the LTIP should review the current tax treatment with their individual tax advisors at the time of grant, exercise or any other transaction relating to an Award or the underlying shares.

New Plan Benefits

     No Awards have been made under the LTIP and future Awards under the LTIP are not determinable at this time and it is not possible to determine the Awards or amounts which would have been received or allocated to Eligible Persons under the LTIP if the plan had been in effect for the last completed fiscal year.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

     The following table discloses information regarding compensation earned during the fiscal year ended January 31, 2003 (which we refer to as “Fiscal 2003”) and the fiscal years ended January 31, 2002 and 2001 by Mr. MacFarlane, the Company’s Chief Executive Officer, and the four most highly-compensated executive officers of the Company, other than the Chief Executive Officer, who were serving as executive officers at the end of Fiscal 2003 and whose salary and bonus exceeded $100,000. We refer to all of these officers as the “Named Executive Officers.” The compensation information for individuals residing outside the United States has been converted into US dollars using the average exchange rate for the applicable fiscal year.

Summary Compensation Table

				Long-Term
				Compensation

				Awards
		Annual
		Compensation(1)		Securities
	Fiscal			Underlying	All Other
	Year	Salary ($)	Bonus ($)(2)	Options (#)	Compensation (#)(3)

Roger I. MacFarlane	2003	$346,154	$240,000	60,000	$5,552
Chief Executive Officer	2002	375,000	—	—	8,336
	2001	345,865	75,000	98,297	8,740

Peter Thorrington	2003	346,154	240,000	60,000	6,649
President and Chief	2002	375,000	—	—	8,120
Operating Officer	2001	345,865	60,000	98,297	8,740

Alan C. Draper	2003	260,536	240,000	60,000	26,054
Executive Vice President	2002	243,354	—	—	24,335
and President – Asia	2001	261,395	100,000	229,359	26,139
Pacific Region

Gene Ochi	2003	236,000	75,000	32,500	6,553
Senior Vice President-	2002	235,000	65,000	—	8,052
Marketing and Global	2001	266,404	40,000	52,425	8,649
Growth

John S. Hextall	2003	216,730	60,837	40,000	36,502
President – Europe,	2002	193,966	57,471	—	12,124
Middle East and North	2001	175,310	36,523	26,213	2,191
Africa Region

(1)	The amount of prerequisites and other personal benefits received by each of the Named Executive Officers for the years indicated did not exceed the lesser of $50,000 or 10% of the individual’s total annual salary and bonus, which represents the threshold reporting amounts.

(2)	Bonus amounts are disclosed in the fiscal year in which they are paid. Bonus amounts disclosed for Fiscal 2003 include bonuses earned for the 2001 and 2002 fiscal years and which were paid during Fiscal 2003.

(3)	The items reported in this column for Fiscal 2003 represent contributions by the Company to a 401(k) plan for Messrs. MacFarlane, Thorrington and Ochi and to other retirement benefit plans for Messrs. Draper and Hextall.

Stock Options

     Stock Option Grants. The following table shows all stock option grants to the Named Executive Officers during Fiscal 2003. The Company did not grant any stock appreciation rights during the year.

Option Grants in Last Fiscal Year

	Individual Grants

		Percent of			Potential Realizable Value at
	Number of	Total Options			Assumed Annual Rates of
	Securities	Granted to			Stock Price Appreciation for
	Underlying	Employees			Option Term (2)
	Options	in Fiscal	Exercise	Expiration
Name	Granted (#)(1)	Year	Price ($/Sh)	Date	5% ($)	10% ($)

Roger I. MacFarlane	60,000	8.2	$19.00	6/05/2012	$716,940	$1,816,865
Peter Thorrington	60,000	8.2	19.00	6/05/2012	716,940	1,816,865
Alan C. Draper	60,000	8.2	19.00	6/05/2012	716,940	1,816,865
Gene Ochi	32,500	4.4	19.00	6/05/2012	388,342	984,135
John S. Hextall	40,000	5.4	19.00	6/05/2012	477,960	1,211,243

(1)	All options to purchase Ordinary Shares were granted under the 2000 Option Plan with an exercise price equal to fair market value on the date of grant. Such options become exercisable in four equal annual increments commencing one year from the date of grant. All options have a term of ten years, subject to earlier termination in connection with termination of the optionee’s employment. The Administrator of the 2000 Option Plan has broad discretion and authority to construe and interpret the plan.

(2)	Potential realizable value is based on an assumption that our Ordinary Shares appreciate at the annual rate shown (compounded annually) from the date of grant until the end of the option term. Such amounts are based on the assumption that the named persons hold the options for their full term. These numbers are calculated based on the requirements promulgated by the SEC and do not reflect the Company’s estimate of future share price growth.

     During the Company’s 2004 fiscal year (which we refer to as “Fiscal 2004”) through the date of this proxy statement, the Company granted pursuant to the 2000 Option Plan options to purchase 25,000 and 15,000 Ordinary Shares with an exercise price of $33.71 to Messrs. Ochi and Hextall, respectively. Such options represent 5.9 and 3.5 percent, respectively, of the total options granted to employees during Fiscal 2004 through such date. The potential realizable value at a five percent and a ten percent assumed annual rate of stock price appreciation for the ten year option term for such options is $530,000 and $1,343,126 for Mr. Ochi, respectively, and $318,000 and $805,877 for Mr. Hextall, respectively.

     Option Exercises/Fiscal Year End Value. The following table shows stock option exercises and the value of unexercised stock options held by the Named Executive Officers at the end of Fiscal 2003.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year End Values

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-The-Money
			Options at		Options at
	Shares		Fiscal Year End (#)		Fiscal Year End ($)(2)
	Acquired on	Value
Name	Exercise(#)(1)	Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Roger I. MacFarlane	—	$—	49,148	109,149	$468,380	$756,390
Peter Thorrington	—	—	49,148	109,149	468,380	756,390
Alan C. Draper	—	—	114,679	174,680	1,017,202	1,305,213
Gene Ochi	—	—	26,212	58,713	283,876	439,887
John S. Hextall	—	—	28,608	58,274	450,893	436,927

(Footnotes set forth on the next page.)

(Footnotes from the preceding page.)

(1)	None of the Named Executive Officers exercised any options during Fiscal 2003. As of January 15, 2004, during Fiscal 2004 Messrs. Thorrington and Hextall exercised options to purchase 88,722 and 29,660 Ordinary Shares, and realized values of approximately $2,010,468 and $500,867 in connection therewith, respectively.

(2)	The amounts in this column are calculated using the $23.80 closing market price of the Company’s Ordinary Shares on January 31, 2003 and the applicable option exercise prices.

Employment Contracts and Termination of Employment and Change of Control Arrangements

     Our executives serve at the pleasure of the board of directors, subject to the terms of any written agreements. In September 2000, we approved employment agreements with Messrs. MacFarlane, Wessels, Thorrington and Draper. Under the agreements, each executive agrees to serve as one of our executives and in the other positions which we may reasonably request. The agreements have substantially similar terms except that the annual compensation under the agreements for each executive is different and Messrs. Wessels and Draper each receive an automobile allowance. Commencing February 1, 2001 and each February 1 thereafter, the employment term under each agreement automatically extends for one additional year. Under the agreements, the executives are entitled to a minimum of twelve months severance in the event we terminate their employment without cause or they resign for good reason. For a period of one year following a change in control, the executives are entitled to 24 months severance if they are terminated without cause or they resign for good reason. In addition, if each executive is still employed by us after the one-year anniversary of a change of control, they are entitled to voluntarily resign and receive 24 months salary as severance. The agreements also contain nondisclosure and nonsolicitation provisions.

     In addition to the agreements described above, certain of the Company’s share option and share purchase plans contain termination or change in control provisions.

Equity Compensation Plan Information

     The following table sets forth information as of the end of Fiscal 2003 regarding the number of Ordinary Shares authorized for issuance pursuant to the 2000 Option Plan, the Employee Purchase Plan and the Non-Employee Directors Plan. Each of these plans was approved by the Company’s shareholders. The table does not include the 1,500,000 additional Ordinary Shares that became available under the 2000 Option Plan as a result of an amendment to the plan that was approved by the Company’s shareholders at the Company’s June 2003 annual meeting and the additional Ordinary Shares that will be available for future awards under the LTIP if Proposal 1 is approved by the shareholders at the Special Meeting.

(c)
Number of Securities
	(a)	(b)	Remaining Available for
	Number of Securities	Weighted-average	Future Issuance under
	to be Issued upon	Exercise Price of	Equity Compensation
	Exercise of	Outstanding	Plans
	Outstanding Options,	Options, Warrants	(excluding securities
Plan Category	Warrants and Rights	and Rights	reflected in column (a))

Equity compensation plans approved by security holders	2,153,008 (1)	$15.72 (2)	900,715 (3)
Equity compensation plans not approved by security holders	—	—	—
Total	2,153,008	15.72	900,715

(1)	Of these shares, 2,087,008 and 66,000 were subject to options then outstanding under the 2000 Option Plan and the Non-Employee Directors Plan, respectively. As of January 15, 2004, 2,173,624 and 93,000 shares were subject to options then outstanding under the 2000 Option Plan and the Non-Employee Directors Plan, respectively. These numbers do not include the shares that may be purchased under the Employee Purchase Plan.

(2)	As of January 15, 2004, the weighted-average exercise price of all outstanding options granted pursuant to the 2000 Option Plan and the Non-Employee Directors Plan was $23.12.

(3)	Of these shares, 211,653 and 334,000 were available for options which may be granted under the 2000 Option Plan and the Non-Employee Directors Plan, respectively, and 355,062 were available for issuance under the Employee Purchase Plan. As of January 15, 2004, 1,304,829 and 307,000 shares remained available for future option grants under the 2000 Option Plan and the Non-Employee Directors Plan, respectively, and 335,043 shares were available for issuance under the Employee Purchase Plan.

     The amounts in the table and footnotes above do not include a total of 412,039 outstanding Ordinary Shares held as of January 31, 2003 in the two Guernsey Island trusts established for the Share Incentive Plan and the Executive Share Plan. Such shares are presented on the face of the Company’s balance sheet as issued and outstanding, but are excluded by the Company from the denominator when computing basic earnings per share. The Company includes potential dilutive Ordinary Shares in the denominator when computing diluted earnings per share. As of January 15, 2004, a total of 306,803 Ordinary Shares were held in such trusts.

     The Share Incentive Plan was approved by the Company’s shareholders in 1997 and provides participants the opportunity to purchase Ordinary Shares. Under this plan, a total of 108,978 and 89,383 options (offers to purchase) with an average weighted exercise price of $9.69 per share were outstanding as of the end of fiscal 2003 and January 15, 2004, respectively. As of January 15, 2004, 16,507 Ordinary Shares remained available for future option grants (offers to purchase) under this plan.

     The Executive Share Plan was established in 1994 in the form of a Guernsey Island trust. Although the shares held in the trust were contributed to the trust by what was then the Company’s principal shareholder, the Company’s shareholders never formally took action to approve the plan. Under the Executive Share Plan, a liaison committee consisting of the Company’s Chief Executive Officer and two other individuals makes recommendations to the trustee of the trust as to how options should be granted under this plan. Under this plan, options to purchase a total of 54,766 and 20,668 Ordinary Shares with a weighted average exercise prices of $3.42 and $3.87 were outstanding at the end of Fiscal 2003 and January 15, 2004, respectively. As of such dates, 234,245 Ordinary Shares remained available for future option grants under this plan. Under the Executive Share Plan, options generally vest in four annual installments of 25% each starting on either the third or fourth anniversaries of the grant date. Options vest only so long as participants remain employees. Until such time as the options have vested, bonuses earned by a participant are to be paid directly to the trust to pay the option exercise price, unless the trustee decides to exempt such bonuses after consultation with the Company. The exercise price is to be set by the trustee with the Company’s consent and cannot be less than 40% of the fair market value of the granted shares on the grant date.

Compensation of Directors

     Directors who also are employees of the Company are not paid any fees or remuneration, as such, for their service on the Board or on any Board committee.

     Cash Compensation. Each non-employee director is entitled to receive an annual retainer of $30,000 for service on the Board, $10,000 for service on the Audit Committee and $5,000 for service on the Compensation Committee. In addition, non-employee directors are entitled to receive meeting fees of $2,000 for each Board meeting attended in person and $1,000 for each Board meeting attended by phone.

     In addition to their directors fees, Mr. Stubbings was paid $46,682 and Mr. Davidson’s consulting firm was paid $55,065 for consulting services rendered during Fiscal 2003. Such consulting services are terminable at will.

     Non-Employee Directors Plan. The Non-Employee Directors Plan provides that the Company shall grant options to purchase Ordinary Shares to each non-employee director. Under this plan, non-employee directors automatically receive an initial grant to purchase 15,000 Ordinary Shares on the day they join the Board and options to purchase 3,000 Ordinary Shares on the date of each of the Company’s annual meetings, excluding the annual meeting in the year the director joins the Board. The option exercise price is equal to the fair market value of the underlying Ordinary Shares on the grant date. Options granted under the plan vest in three annual increments, beginning one year from the grant date, and expire ten years from the grant date unless terminated earlier as provided for in the plan. Under this plan, each of Messrs. Davidson, Level, Rosenzweig and Stubbings was granted options to purchase 3,000 Ordinary shares at the annual meeting of shareholders held during Fiscal 2003 (at an exercise price of $19.70 per share). During Fiscal 2004 through the date of this proxy statement, the Company granted pursuant to this plan options to purchase 3,000 Ordinary Shares at an exercise price of $30.85 per share to each of Messrs. Davidson, Level, Rosenzweig and Stubbings and options to purchase 15,000 Ordinary Shares at an exercise price of $35.78 per share to Dr. Langley.

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee of the Company’s Board of Directors currently consists of Messrs. Level, Rosenzweig and Stubbings. Mr. Stubbings is the chair of the Compensation Committee. None of these individuals was an officer or employee of the Company at any time during Fiscal 2003 and none has ever served as an officer of the Company or any of its subsidiaries.

SUBMISSION OF SHAREHOLDER PROPOSALS
AND DIRECTOR NOMINATIONS FOR THE 2004 ANNUAL MEETING

Nominations for Directors for the 2004 Annual Meeting

     The Company’s Articles of Association set forth certain procedures relating to the nomination of directors by shareholders (the “Nomination Procedures”). No person will be eligible for election as a director unless nominated in accordance with the provisions of the Nomination Procedures. Nominations of persons for election to the Board of Directors shall be made only at a meeting of shareholders and only (a) by or at the direction of the Board of Directors or (b) by a shareholder entitled to vote for the election of directors who complies with the Nomination Procedures.

     Nominations by shareholders must be made in written form the Secretary of the Company. Under the Nomination Procedures, to be timely, a shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the anniversary date of the prior year’s annual meeting; provided, however, that in the event that the date of the annual meeting changes by more than 30 days from such anniversary date, notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the day on which public disclosure is first made of the date of the annual meeting. Any adjournment or postponement of the original meeting whereby the meeting will reconvene within 30 days from the original date shall be deemed for the purposes of this notice to be a continuation of the original meeting and no nominations by a shareholder of persons to be elected directors of the Company may be made at any such reconvened meeting unless pursuant to a notice which was timely for the meeting on the date originally scheduled.

     Therefore, in order to be timely for the 2004 Annual Meeting, a shareholder’s notice must be delivered to or mailed and received at our principal executive offices not earlier than April 1, 2004 and not later than May 1, 2004.

     To be effective, the written notice must include (a) the name and address of the shareholder who intends to make the nomination and of the persons to be nominated, (b) a representation that the shareholder is a holder of record of shares in the Company entitled to vote at such meeting and that he intends to appear in person or by a proxy at the meeting to nominate the persons specified in the notice, (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person (naming such person) pursuant to which the nominations are to be made by the shareholder, (d) such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the United States Securities and Exchange Commission, had each nominee been nominated, or intended to be nominated, by the directors, (e) the consent of each nominee to serve as a director of the Company if so elected, and (f) if the shareholder intends to solicit proxies in support of such shareholder’s nominees, a representation to that effect.

Shareholder Proposals for the 2004 Annual Meeting

     The Company’s Articles of Association also set forth certain procedures relating to shareholders properly bringing business before the Annual Meeting (the “Proposal Procedures”). Under the terms of the Proposal Procedures, to be properly brought to an annual meeting, business must be (a) by or at the direction of the Chairman of the Board of Directors or (b) by any shareholder who is a holder of record on the record date for such meeting and who complies with the Proposal Procedures.

     If you want us to consider including a proposal in the Company’s proxy materials relating to the annual meeting of shareholders to be held in the year 2004, you must submit such proposal to the Company no later than February 4, 2004. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, we will include it in the proxy statement and set it forth on the form of proxy issued for such annual meeting of shareholders. You should direct any such shareholder proposals to the attention of the Secretary of the Company at our address set forth on the first page of this Proxy Statement.

     In order to comply with the Proposal Procedures, a shareholder must deliver a written notice regarding the proposal to the Secretary of the Company at the Company’s principal executive offices not less than 60 days nor more than 90 days prior to the anniversary date of the prior year’s annual meeting; provided, however, that in the event that the date of the annual meeting changed by more than 30 days from such anniversary date, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the day on which public disclosure is first made of the date of the annual meeting.

     Therefore, in order to be timely for the 2004 Annual Meeting, a shareholder’s notice regarding a proposal not to be included in the Company’s proxy materials must be delivered to or mailed and received at our principal executive offices not earlier than April 1, 2004 and not later than May 1, 2004. With respect to any proposal that a shareholder of the Company presents at the annual meeting of shareholders to be held in the year 2004 that is not submitted for inclusion in the Company’s proxy materials pursuant to Rule 14a-8 under the Exchange Act, the proxy for such annual meeting of shareholders will confer discretionary voting authority to vote on such shareholder proposal unless (a) we are notified of such proposal no later than April 19, 2004, and (b) the proponent complies with the other requirements set forth in Rule 14a-4 under the Exchange Act.

     To be effective, the written notice must include, as to each matter the shareholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address of record of the shareholders proposing such business, (c) the class and number of shares of the Company which are beneficially owned by such shareholder, (d) any material interest of such shareholder in such business, and (e) if the shareholder intends to solicit proxies in support of such shareholder’s proposal, a representation to that effect.

OTHER MATTERS

     The Board of Directors does not intend to present any items of business other than those stated in the Notice of Special Meeting of Shareholders. If other matters are properly brought before the meeting, the persons named in the accompanying proxy will vote the shares represented by it in accordance with their best judgment. Discretionary authority to vote on other matters is included in the proxy.

By Order of the Board of Directors,

Lawrence R. Samuels
Chief Financial Officer and Secretary
Rancho Dominguez, California
January 30, 2004

APPENDIX A

UTi WORLDWIDE INC.

2004 LONG-TERM INCENTIVE PLAN

1.	Establishment, Purpose, and Types of Awards

     UTi Worldwide Inc. (the “Company”) establishes this UTi Worldwide Inc. 2004 Long-Term Incentive Plan (the “Plan”) for the purpose of attracting, retaining and motivating select employees, officers, directors, advisors, and consultants for the Company and its Affiliates and to provide incentives and awards for superior performance.

     The Plan permits the granting of the following types of awards (“Awards”), according to the Sections of the Plan listed here:

Section 6	Options
Section 7	Share Appreciation Rights
Section 8	Restricted Shares and Restricted Share Units
Section 9	Deferred Share Units
Section 10	Performance Awards

     The Plan is not intended to affect any stock options, equity-based compensation, or other benefits that the Company or its Affiliates may have provided, or may separately provide in the future.

2.	Defined Terms

     Terms in the Plan that begin with an initial capital letter have the defined meaning set forth in Appendix A, unless defined elsewhere in this Plan or the context of their use clearly indicates a different meaning.

3.	Shares Subject to the Plan

     Subject to the provisions of Section 13 of the Plan, the maximum number of Shares that the Company may issue pursuant to Awards is 2,000,000. These Shares may be authorized but unissued Shares, or Shares that the Company has reacquired or otherwise holds in treasury.

     Shares that are subject to an Award that for any reason expires, is forfeited, is cancelled, or becomes unexercisable, and Shares that are for any other reason not paid or delivered under the Plan shall again, except to the extent prohibited by Applicable Law, be available for subsequent Awards under the Plan. In addition, the Committee may make future Awards with respect to Shares that the Company retains from otherwise delivering pursuant to an Award either (i) as payment of the exercise price of an Award, or (ii) in order to satisfy the withholding or employment taxes due upon the grant, exercise, vesting, or distribution of an Award.

4.	Administration

     (a)  General. The Committee shall administer the Plan in accordance with its terms, provided that the Board may act in lieu of the Committee on any matter. The Committee shall hold meetings at such times and places as it may determine and make such rules and regulations for the conduct of its business as it deems advisable. In the absence of a duly appointed Committee or if the Board otherwise chooses to act in lieu of a Committee, the Board shall function as the Committee for all purposes of the Plan.

     (b)  Committee Composition. The Board shall appoint the members of the Committee. If and to the extent permitted by Applicable Law, the Committee may authorize one or more managing directors or officers to make Awards to individuals who are not Reporting Persons. The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without Cause, and fill vacancies on the Committee however caused.

     (c)  Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have the authority, in its sole discretion:

(i) to determine Eligible Persons to whom Awards shall be granted from time to time and the number of Shares, units, or SARs to be covered by each Award;

(ii) to determine, from time to time, the Fair Market Value of Shares;

(iii) to determine, and to set forth in Award Agreements, the terms and conditions of all Awards, including any applicable exercise or purchase price, the installments and conditions under which an Award shall become vested (which may be based on performance), terminated, expired, cancelled, or replaced, and the circumstances for vesting acceleration or waiver of forfeiture restrictions, and other restrictions and limitations;

(iv) to approve the forms of Award Agreements and all other documents, notices and certificates in connection therewith which need not be identical either as to type of Award or among Participants;

(v) to construe and interpret the terms of the Plan and any Award Agreement, to determine the meaning of their terms, and to prescribe, amend, and rescind rules and procedures relating to the Plan and its administration; and

(vi) in order to fulfill the purposes of the Plan and without amending the Plan, modify, cancel, or waive the Company’s rights with respect to any Awards, to adjust or to modify Award Agreements for changes in Applicable Law, and to recognize differences in foreign law, tax policies, or customs; and

(vii) to make all other interpretations and to take all other actions that the Committee may consider necessary or advisable to administer the Plan or to effectuate its purposes.

     Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are managing directors, officers, or Employees of the Company or its Affiliates.

     (d)  Deference to Committee Determinations. The Committee shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms in any fashion it deems to be appropriate in its sole discretion, and to make any findings of fact needed in the administration of the Plan or Award Agreements. The Committee’s prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter. The Committee’s interpretation and construction of any provision of the Plan, or of any Award or Award Agreement, shall be final, binding, and conclusive. The validity of any such interpretation, construction, decision or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly arbitrary or capricious.

     (e)  No Liability; Indemnification. Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan, any Award or any Award Agreement. The Company and its Affiliates shall pay or reimburse any member of the Committee, as well as any Director, Employee, or Consultant who takes action in connection with the Plan, for all expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney’s fees) arising out of their good faith performance of duties under the Plan. The Company and its Affiliates may obtain liability insurance for this purpose.

5.	Eligibility

     (a)  General Rule. The Committee may grant ISOs only to Employees (including officers who are Employees), and may grant all other Awards to any Eligible Person. A Participant who has been granted an Award may be granted an additional Award or Awards if the Committee shall so determine, if such person is otherwise an Eligible Person and if otherwise in accordance with the terms of the Plan.

     (b)  Grant of Awards. Subject to the express provisions of the Plan, the Committee shall determine from the class of Eligible Persons those individuals to whom Awards under the Plan may be granted, the number of Shares subject to each Award, the price (if any) to be paid for the Shares or the Award and, in the case of Performance Awards, in addition to the matters addressed in Section 10 below, the specific objectives, goals and performance criteria that further define the Performance Award. Each Award shall be evidenced by an Award Agreement signed by the Company and, if required by the Committee, by the Participant. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee.

     (c)  Limits on Individual Awards. At no time may the number of Shares subject to all Awards granted to any one Participant under the Plan exceed 500,000, subject to adjustment pursuant to Section 13 below.

     (d)  Replacement Awards. The Committee may, in its sole discretion and upon such terms as it deems appropriate, require as a condition of the grant of an Award to a Participant that the Participant surrender for cancellation some or all of the Awards that have previously been granted to the Participant under this Plan or otherwise. An Award that is conditioned upon such surrender may or may not be the same type of Award, may cover the same (or a lesser or greater) number of Shares as such surrendered Award, may have other terms that are determined without regard to the terms or conditions of such surrendered Award, and may contain any other terms that the Committee deems appropriate. In the case of Options, these other terms may involve an Exercise Price that is lower (or higher) than the Exercise Price of the surrendered Option.

6.	Option Awards

     (a)  Types; Documentation. The Committee may in its discretion grant ISOs to any Employee and Non-ISOs to any Eligible Person, and shall evidence such grant in an Award Agreement that is delivered to the Participant. Each Option shall be designated in the Award Agreement as an ISO or a Non-ISO. At the sole discretion of the Committee, any Option may be exercisable, in whole or in part, immediately upon the grant thereof, or only after the occurrence of a specified event, or only in installments, which installments may vary. Options granted under the Plan may contain such terms and provisions not inconsistent with the Plan that the Committee shall deem advisable in its sole and absolute discretion.

     (b)  ISO $100,000 Limitation. To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as ISOs first become exercisable by a Participant in any calendar year (under this Plan and any other plan of the Company or any Affiliate) exceeds $100,000, such excess Options shall be treated as Non-ISOs. For purposes of determining whether the $100,000 limit is exceeded, the Fair Market Value of the Shares subject to an ISO shall be determined as of the Grant Date. In reducing the number of Options treated as ISOs to meet the $100,000 limit, the most recently granted Options shall be reduced first. In the event that Section 422 of the Code is amended to alter the limitation set forth therein, the limitation of this Section 6(b) shall be automatically adjusted accordingly.

     (c)  Term of Options. Each Award Agreement shall specify a term at the end of which the Option automatically expires, subject to earlier termination provisions contained in Section 6(h) hereof; provided, that, the term of any Option may not exceed ten years from the Grant Date. In the case of an ISO granted to an Employee who is a Ten Percent Holder on the Grant Date, the term of the ISO shall not exceed five years from the Grant Date.

     (d)  Exercise Price. The exercise price of an Option shall be determined by the Committee in its discretion and shall be set forth in the Award Agreement, subject to the following special rules:

(i) ISOs. If an ISO is granted to an Employee who on the Grant Date is a Ten Percent Holder, the per Share exercise price shall not be less than 110% of the Fair Market Value per Share on such Grant Date. If an ISO is granted to any other Employee, the per Share exercise price shall not be less than 100% of the Fair Market Value per Share on the Grant Date.

(ii) Non-ISOs. The per Share exercise price for the Shares to be issued pursuant to the exercise of a Non-ISO shall not be less than 85% of the Fair Market Value per Share on the Grant Date.

(iii) Named Executives. The per Share exercise price shall not be less than 100% of the Fair Market Value per Share on the Grant Date of an Option if (A) on such Grant Date, the Participant is subject to the limitations set forth in Section 162(m) of the Code, and (B) the grant is intended to qualify as performance-based compensation under Section 162(m) of the Code.

(iv) Repricing. The Committee may at any time unilaterally reduce the exercise price for any Option, but shall promptly provide a written notice to any Participant affected by the reduction.

     (e)  Exercise of Option. The times, circumstances and conditions under which an Option shall be exercisable shall be determined by the Committee in its sole discretion and set forth in the Award Agreement. The Committee shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such leave approved by the Company.

     (f)  Minimum Exercise Requirements. An Option may not be exercised for a fraction of a Share. The Committee may require in an Award Agreement that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent a Participant from purchasing the full number of Shares as to which the Option is then exercisable.

     (g)  Methods of Exercise. Prior to its expiration pursuant to the terms of the applicable Award Agreement, each Option may be exercised, in whole or in part (provided that the Company shall not be required to issue fractional shares), by delivery of written notice of exercise to the secretary of the Company accompanied by the full exercise price of the Shares being purchased. In the case of an ISO, the Committee shall determine the acceptable methods of payment on the Grant Date and it shall be included in the applicable Award Agreement. The methods of payment that the Committee may in its discretion accept or commit to accept in an Award Agreement include:

(i) cash or check payable to the Company (in U.S. dollars);

(ii) other Shares that (A) are owned by the Participant who is purchasing Shares pursuant to an Option, (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is being exercised, (C) were not acquired by such Participant pursuant to the exercise of an Option, unless such Shares have been owned by such Participant for at least six months or such other longer period as the Committee may determine, (D) are all, at the time of such surrender, free and clear of any and all claims, pledges, liens and encumbrances, or any restrictions which would in any manner restrict the transfer of such shares to or by the Company (other than such restrictions as may have existed prior to an issuance of such Shares by the Company to such Participant), and (E) are duly endorsed for transfer to the Company;

(iii) a cashless exercise program that the Committee may approve, from time to time in its discretion, pursuant to which a Participant may concurrently provide irrevocable instructions (A) to such Participant’s broker or dealer to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price of the Option plus all applicable taxes required to be withheld by the Company by reason of such exercise and (B) to the Company to deliver the certificates for the purchased Shares directly to such broker or dealer in order to complete the sale; or

(iv) any combination of the foregoing methods of payment.

     The Company shall not be required to deliver Shares pursuant to the exercise of an Option until payment of the full exercise price therefore is received by the Company.

     (h)  Termination of Continuous Service. The Committee may establish and set forth in the applicable Award Agreement the terms and conditions on which an Option shall remain exercisable, if at all, following termination of a Participant’s Continuous Service. The Committee may waive or modify these provisions at any time. To the extent that a Participant is not entitled to exercise an Option at the date of his or her termination of Continuous Service, or if the Participant (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Award Agreement or below (as applicable), the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan and become available for future Awards. In no event may any Option be exercised after the expiration of the Option term as set forth in the Award Agreement.

     The following provisions shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an Option shall terminate when there is a termination of a Participant’s Continuous Service:

(i) Termination other than Upon Disability or Death or for Cause. In the event of termination of a Participant’s Continuous Service (other than as a result of Participant’s death, disability, retirement or termination for Cause), the Participant shall have the right to exercise an Option at any time within 90 days following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

(ii) Disability. In the event of termination of a Participant’s Continuous Service as a result of his or her “disability” within the meaning of Section 22(e)(3) of the Code, the Participant shall have the right to exercise an Option at any time within one year following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

(iii) Retirement. In the event of termination of a Participant’s Continuous Service as a result of Participant’s retirement, the Participant shall have the right to exercise the Option at any time within six months following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

(iv) Death. In the event of the death of a Participant during the period of Continuous Service since the Grant Date of an Option, or within thirty days following termination of the Participant’s Continuous Service, the Option may be exercised, at any time within one year following the date of the Participant’s death, by the Participant’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the right to exercise the Option had vested at the date of death or, if earlier, the date the Participant’s Continuous Service terminated.

(v) Cause. If the Committee determines that a Participant’s Continuous Service terminated due to Cause, the Participant shall immediately forfeit the right to exercise any Option, and it shall be considered immediately null and void.

(vi) Buyout Provisions. The Committee may at any time offer to buy out an Option, in exchange for a payment in cash or Shares, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made. In addition, if the Fair Market Value for Shares subject to an Option is more than 33% below their exercise price for more than 30 consecutive business days, the Committee may unilaterally terminate and cancel the Option either (i) by paying the Participant, in cash or Shares, an amount not less than the Black-Scholes value of the vested portion of the Option, or (ii) by irrevocably committing to grant a new Option, on a designated date more than six months after such termination and cancellation of such Option (but only if the Participant’s Continuous Service has not terminated prior to such designated date), on substantially the same terms as the cancelled Option, provided that the per Share exercise price for the new Option shall equal the per Share Fair Market Value of a Share on the date the new grant occurs.

7.	Share Appreciate Rights (SARs)

     (a)  Grants. The Committee may in its discretion grant Share Appreciation Rights to any Eligible Person, in any of the following forms:

(i) SARs related to Options. The Committee may grant SARs either concurrently with the grant of an Option or with respect to an outstanding Option, in which case the SAR shall extend to all or a portion of the Shares covered by the related Option. An SAR shall entitle the Participant who holds the related Option, upon exercise of the SAR and surrender of the related Option, or portion thereof, to the extent the SAR and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 7(e) below. Any SAR granted in connection with an ISO will contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder.

(ii) SARs Independent of Options. The Committee may grant SARs which are independent of any Option subject to such conditions as the Committee may in its discretion determine, which conditions will be set forth in the applicable Award Agreement.

(iii) Limited SARs. The Committee may grant SARs exercisable only upon or in respect of a Change in Control or any other specified event, and such limited SARs may relate to or operate in tandem or combination with or substitution for Options or other SARs, or on a stand-alone basis, and may be payable in cash or Shares based on the spread between the exercise price of the SAR, and (A) a price based upon or equal to the Fair Market Value of the Shares during a specified period, at a specified time within a specified period before, after or including the date of such event, or (B) a price related to consideration payable to Company’s shareholders generally in connection with the event.

     (b)  Exercise Price. The per Share exercise price of an SAR shall be determined in the sole discretion of the Committee, shall be set forth in the applicable Award Agreement, and shall be no less than 85% of the Fair Market Value of one Share. The exercise price of an SAR related to an Option shall be the same as the exercise price of the related Option. The exercise price of an SAR shall be subject to the special rules on pricing contained in paragraphs (iii) and (iv) of Section 6(d) hereof.

     (c)  Exercise of SARs. Unless the Award Agreement otherwise provides, an SAR related to an Option will be exercisable at such time or times, and to the extent, that the related Option will be exercisable. An SAR may not have a term exceeding ten years from its Grant Date. An SAR granted independently of any other Award will be exercisable pursuant to the terms of the Award Agreement. Whether an SAR is related to an Option or is granted independently, the SAR may only be exercised when the Fair Market Value of the Shares underlying the SAR exceeds the exercise price of the SAR.

     (d)  Effect on Available Shares. To the extent that an SAR is exercised, only the actual number of delivered Shares (if any) will be charged against the maximum number of Shares that may be delivered pursuant to Awards under this Plan. The number of Shares subject to the SAR and the related Option of the Participant will, however, be reduced by the number of underlying Shares as to which the exercise relates, unless the Award Agreement otherwise provides.

     (e)  Payment. Upon exercise of an SAR related to an Option and the attendant surrender of an exercisable portion of any related Award, the Participant will be entitled to receive payment of an amount determined by multiplying –

(i) the excess of the Fair Market Value of a Share on the date of exercise of the SAR over the exercise price per Share of the SAR, by

(ii) the number of Shares with respect to which the SAR has been exercised.

     Notwithstanding the foregoing, an SAR granted independently of an Option may limit the amount payable to the Participant to a percentage, specified in the Award Agreement but not exceeding one-hundred percent (100%), of the amount determined pursuant to the preceding sentence.

     (f)  Form and Terms of Payment. Subject to Applicable Law, the Committee may, in its sole discretion, settle the amount determined under Section 7(e) above solely in cash, solely in Shares (valued at their Fair Market Value on the date of exercise of the SAR), or partly in cash and partly in Shares. In any event, cash shall be paid in lieu of fractional Shares. Absent a contrary determination by the Committee, all SARs shall be settled in cash as soon as practicable after exercise. Notwithstanding the foregoing, the Committee may, in an Award Agreement, determine the maximum amount of cash or Shares or combination thereof that may be delivered upon exercise of an SAR.

     (g)  Termination of Employment or Consulting Relationship. The Committee shall establish and set forth in the applicable Award Agreement the terms and conditions on which an SAR shall remain exercisable, if at all, following termination of a Participant’s Continuous Service. The provisions of Section 6(h) above shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an SAR shall terminate when there is a termination of a Participant’s Continuous Service.

     (h)  Repricing and Buy-out. The Committee has the same discretion to reprice and to buy-out SARs as it has to take such actions with respect to Options.

8.	Restricted Shares and Restricted Share Units

     (a)  Grants. The Committee may in its discretion grant restricted shares (“Restricted Shares”) to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the number of Restricted Shares, the purchase price for such Restricted Shares (if any) and the terms upon which the Restricted Shares may become vested. In addition, the Company may in its discretion grant the right to receive Shares after certain vesting requirements are met (“Restricted Share Units”) to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the number of Shares that the Participant shall be entitled to receive upon vesting and the terms upon which the Shares subject to a Restricted Share Unit may become vested. The Committee may condition any Award of Restricted Shares or Restricted Share Units to a Participant on receiving from the Participant such further assurances and documents as the Committee may require to enforce the restrictions.

     (b)  Vesting and Forfeiture. The Committee shall set forth in an Award Agreement granting Restricted Shares or Restricted Share Units, the terms and conditions under which the Participant’s interest in the Restricted Shares or the Shares subject to Restricted Share Units will become vested. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, upon termination of a Participant’s Continuous Service for any other reason, the Participant shall forfeit his or her Restricted Shares and Restricted Share Units; provided that if a Participant purchases the Restricted Shares and forfeits them for any reason, the Company shall return the purchase price to the Participant only if and to the extent set forth in an Award Agreement.

     (c)  Issuance of Restricted Shares Prior to Vesting. The Company shall issue stock certificates that evidence Restricted Shares pending the lapse of applicable restrictions, and that bear a legend making appropriate reference to such restrictions. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, the Company or a third party that the Company designates shall hold such Restricted Shares and any dividends that accrue with respect to Restricted Shares pursuant to Section 8(e) below.

     (d)  Issuance of Shares upon Vesting. As soon as practicable after vesting of a Participant’s Restricted Shares (or Shares underlying Restricted Share Units), the Company shall release to the Participant, free from the vesting restrictions, one Share for each vested Restricted Share (or issue one Share free of the vesting restriction for each vested Restricted Share Unit), unless an Award Agreement provides otherwise. No fractional shares shall be distributed, and cash shall be paid in lieu thereof.

     (e)  Dividends payable on Vesting. Whenever Shares are released to a Participant or duly-authorized transferee pursuant to Section 8(d) above pursuant to the vesting of Restricted Shares or the Shares underlying Restricted Share Units are issued to a Participant pursuant to Section 8(d) above, such Participant or duly-authorized transferee shall also be entitled to receive, with respect to each Share released or issued, an amount equal to any cash dividends (plus simple interest at a rate of five percent per annum or such other reasonable rate as the Committee may determine) and a number of Shares equal to any stock dividends which were declared and paid to the holders of Shares between the Grant Date and the date such Share is released from the vesting restrictions in the case of Restricted Shares or issued in the case of Restricted Share Units.

     (f)  Section 83(b) Elections. If a Participant who has received Restricted Share Units provides the Company with written notice of his or her intention to make an election under Section 83(b) of the Code with respect to the Shares subject to such Restricted Share Units (the “Section 83(b) Election”), the Company shall convert the Participant’s Restricted Share Units into Restricted Shares, on a one-for-one basis, in full satisfaction of the Participant’s Restricted Share Unit Award. Shares with respect to which a Participant makes a Section 83(b) Election shall not be eligible for deferral pursuant to Section 9 below.

     (g)  Deferral Elections. At any time within the calendar year in which a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the ERISA) receives an Award of either Restricted Shares or Restricted Share Units, the Committee may permit the Participant to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the Shares that would otherwise be transferred to the Participant upon the vesting of such Award. If the Participant makes this election, the Shares subject to the election, and any associated dividends and interest, shall be deferred pursuant to Section 9 hereof on the date such Shares would otherwise have been released or issued to the Participant pursuant to Section 8(d) above.

9.	Deferred Share Units

     (a)  Elections to Defer. The Committee may permit any Eligible Person who is a Director, Consultant or member of a select group of management or highly compensated employees (within the meaning of the ERISA) to irrevocably elect, on a form provided by and acceptable to the Committee (the “Election Form”), to forego the receipt of cash or other compensation (including Restricted Shares for which a Section 83(b) Election has not been made, and Shares subject to Restricted Share Units), and in lieu thereof to have the Company credit to an internal Plan account (the “Account”) a number of deferred share units (“Deferred Share Units”) having a Fair Market Value equal to the Shares and other compensation deferred. These credits will be made at the end of each calendar month during which compensation is deferred. Each Election Form shall take effect five business days after its delivery to the Company, unless during such five business day period the Company sends the Participant a written notice explaining why the Election Form is invalid. Notwithstanding the foregoing sentence, Election Forms shall be ineffective with respect to any compensation that a Participant earns before the date on which the Company receives the Election Form.

     (b)  Vesting. Deferred Share Units shall be 100% vested at all times.

     (c)  Issuances of Shares. The Company shall provide a Participant with one Share for each Deferred Share Unit in five substantially equal annual installments that are issued before the last day of each of the five calendar years that end after the date on which the Participant’s Continuous Service terminates, unless -

(i) the Participant has properly elected a different form of distribution, on a form approved by the Committee that permits the Participant to select any combination of a lump sum and annual installments that are completed within ten years following termination of the Participant’s Continuous Service, and

(ii) the Company has received the Participant’s distribution election form either more than 90 days before a Change in Control, or more than one year before the date on which the Participant’s Continuous Service terminates for any reason other than death, or before the Participant’s death.

     Fractional shares shall not be issued, and instead shall be paid out in cash.

     (d)  Crediting of Dividends. Whenever Shares are issued to a Participant pursuant to Section 9(c) above, such Participant shall also be entitled to receive, with respect to each Share issued, a cash amount equal to any cash dividends (plus simple interest at a rate of five percent per annum, or such other reasonable rate as the Committee may determine), and a number of Shares equal to any stock dividends which were declared and paid to the holders of Shares between the Grant Date and the date such Share is issued.

     (e)  Hardship Withdrawals. In the event a Participant suffers an unforeseeable hardship within the contemplation of this Section 9(e) , the Participant may apply to the Company for an immediate distribution of all or a portion of the Participant’s Deferred Share Units. The hardship must result from a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, casualty loss of property, or other similar conditions beyond the control of the Participant. Examples of purposes which are not considered hardships include post-secondary school expenses or the desire to purchase a residence. In no event will a distribution be made to the extent the hardship could be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Participant’s nonessential assets to the extent such liquidation would not itself cause a severe financial hardship. The amount of any distribution hereunder shall be limited to the amount necessary to relieve the Participant’s financial hardship. The Committee shall determine whether a Participant has a qualifying hardship and the amount which qualifies for distribution, if any. The Committee may require evidence of the purpose and amount of the need, and may establish such application or other procedures as it deems appropriate.

     (f)  Unsecured Rights to Deferred Compensation. A Participant’s right to Deferred Share Units shall at all times constitute an unsecured promise of the Company to pay benefits as they come due. The right of the Participant or the Participant’s duly-authorized transferee to receive benefits hereunder shall be solely an unsecured claim against the general assets of the Company. Neither the Participant nor the Participant’s duly-authorized transferee shall have any claim against or rights in any specific assets, shares, or other funds of the Company.

10.	Performance Awards

     (a)  Performance Units. The Committee may in its discretion grant Performance Units to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the terms and conditions of the Award. A Performance Unit is an Award which is based on the achievement of specific goals with respect to the Company or any Affiliate or individual performance of the Participant, or a combination thereof, over a specified period of time. The maximum Performance Unit compensation that may be paid to any one Participant with respect to any one Performance Period (hereinafter defined) shall be 200,000 Shares and $1,000,000 in cash.

     (b)  Performance Compensation Awards. The Committee may, at the time of grant of a Performance Unit, designate such Award as a “Performance Compensation Award” in order that such Award constitutes “qualified performance-based compensation” under Code Section 162(m), in which event the Committee shall have the power to grant such Performance Compensation Award upon terms and conditions that qualify it as “qualified performance-based compensation” within the meaning of Code Section 162(m). With respect to each such Performance Compensation Award, the Committee shall establish, in writing within the time required under Code Section 162(m), a “Performance Period,” “Performance Measure(s)”, and “Performance Formula(e)” (each such term being hereinafter defined). Once established for a Performance Period, the Performance Measure(s) and Performance Formula(e) shall not be amended or otherwise modified to the extent such amendment or modification would cause the compensation payable pursuant to the Award to fail to constitute qualified performance-based compensation under Code Section 162(m).

     A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Measure(s) for such Award are achieved and the Performance Formula(e) as applied against such Performance Measure(s) determines that all or some portion of such Participant’s Award has been earned for the Performance Period. As soon as practicable after the close of each Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Measure(s) for the Performance Period have been achieved and, if so, determine and certify in writing the amount of the Performance Compensation Award to be paid to the Participant and, in so doing, may use negative discretion to decrease, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance. The maximum Performance Compensation Award for any one Participant for any one Performance Period shall be 200,000 Shares and $1,000,000 in cash.

     (c)  Definitions.

(i) “Performance Formula” means, for a Performance Period, one or more objective formulas or standards established by the Committee for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained or to be attained with respect to one or more Performance Measure(s). Performance Formulae may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

(ii) “Performance Measure” means one or more of the following selected by the Committee to measure Company, Affiliate, and/or business unit performance for a Performance Period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index): basic or diluted earnings per share; sales or revenue; earnings before interest and taxes (in total or on a per share basis); net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total shareholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, sales of assets of Affiliates or business units. Each such measure shall be to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

(iii) “Performance Period” means one or more periods of time (of not less than one fiscal year of the Company), as the Committee may designate, over which the attainment of one or more Performance Measure(s) will be measured for the purpose of determining a Participant’s rights in respect of an Award.

11.	Taxes

     (a)  General. As a condition to the issuance or distribution of Shares pursuant to the Plan, the Participant (or in the case of the Participant’s death, the person who succeeds to the Participant’s rights) shall make such arrangements as the Company may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the Award and the issuance of Shares. The Company shall not be required to issue any Shares until such obligations are satisfied. If the Committee allows the withholding or surrender of Shares to satisfy a Participant’s tax withholding obligations, the Committee shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for applicable tax purposes, including payroll taxes.

     (b)  Default Rule for Employees. In the absence of any other arrangement, an Employee shall be deemed to have directed the Company to withhold or collect from his or her cash compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of the exercise of an Award.

     (c)  Special Rules. In the case of a Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Law, the Participant shall be deemed to have elected to have the Company withhold from the Shares or cash to be issued pursuant to an Award that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the amount required to be withheld. For purposes of this Section 11, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Law (the “Tax Date”).

     (d)  Surrender of Shares. If permitted by the Committee, in its discretion, a Participant may satisfy the minimum statutory tax withholding and employment tax obligations associated with an Award by surrendering Shares to the Company (including Shares that would otherwise be issued pursuant to the Award) that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. In the case of Shares previously acquired from the Company that are surrendered under this Section 11, such Shares must have been owned by the Participant for more than six months on the date of surrender (or such longer period of time the Company may in its discretion require).

12.	Non-Transferability of Awards

     (a)  General. Except as set forth in this Section 12, or as otherwise approved by the Committee for a select group of management or highly compensated Employees, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by a Participant will not constitute a transfer. An Award may be exercised, during the lifetime of the holder of an Award, only by such holder, the duly-authorized legal representative of a disabled Participant, or a transferee permitted by this Section 12.

     (b)  Limited Transferability Rights. Notwithstanding anything else in this Section 12, the Committee may in its discretion provide that an Award may be transferred by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to charitable institutions, the Participant’s “Immediate Family” (as defined below), on such terms and conditions as the Committee deems appropriate. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

13.	Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions

     (a)  Changes in Capitalization. The Committee may equitably adjust the number of Shares covered by each outstanding Award, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, forfeiture, or expiration of an Award, as well as the price per Share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued Shares resulting from a stock-split, reverse stock-split, stock dividend, combination, recapitalization or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Options under the Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Options so replaced. In any case, such substitution of securities shall not require the consent of any person who is granted options pursuant to the Plan. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be required to be made with respect to, the number or price of Shares subject to any Award.

     (b)  Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company other than as part of a Change of Control, each Award will terminate immediately prior to the consummation of such action, subject to the ability of the Board to exercise any discretion authorized in the case of a Change in Control.

     (c)  Change in Control. In the event of a Change in Control, each outstanding Award shall be assumed or a substantially equivalent award shall be substituted by the surviving or successor corporation or a parent or subsidiary of such surviving or successor corporation (the “Successor Corporation”) upon the consummation of the transaction; provided, however, that to the extent outstanding Awards are neither being assumed nor replaced with substantially equivalent Awards by the Successor Corporation, the Board shall have the discretion and authority, with respect to such Awards:

(i) to provide that the vesting of such Awards shall accelerate so that Awards shall vest (and, to the extent applicable, become exercisable) as to the Shares that otherwise would have been unvested, and provide that any repurchase right of the Company with respect to Shares issued upon exercise of an Award shall lapse as to the Shares subject to such repurchase right;

(ii) that the Company or Successor Corporation shall pay cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding Awards; and

(iii) to make such other modifications, adjustments or amendments to outstanding Awards or this Plan as the Committee deems necessary or appropriate, including terminating Awards upon consummation of a transaction or upon the occurrence of any other event.

     Notwithstanding the above, in the event a Participant holding an Award assumed or substituted by the Successor Corporation in a Change in Control is Involuntarily Terminated by the Successor Corporation in connection with, or within 12 months following consummation of, the Change in Control, then any assumed or substituted Award held by the terminated Participant at the time of termination shall accelerate and become fully vested (and exercisable in full in the case of Options and SARs), and any repurchase right applicable to any Shares shall lapse in full. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the Participant’s termination.

     For purposes of this Section 13(c), an Award shall be considered assumed, without limitation, if each holder of an Award would be entitled to receive upon exercise of the Award the same number and kind of Shares or other property, cash or securities as such holder would have been entitled to receive upon the consummation of the transaction if the holder had been, immediately prior to such consummation, the holder of the number of Shares covered by the Award at such time (after giving effect to any adjustments in the number of Shares covered by the Award as provided for in this Section 13); provided that if such consideration received in the transaction is not solely common stock of the Successor Corporation, the Board may, with the consent of the Successor Corporation, provide for the consideration to be received upon exercise of the award to be solely common stock of the Successor Corporation equal to the Fair Market Value of the per Share consideration received by holders of Shares in the transaction.

     (d)  Certain Distributions. In the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per Shares covered by each outstanding Award to reflect the effect of such distribution.

14.      Time of Granting Awards. The date of grant (“Grant Date”) of an Award shall be the date on which the Committee makes the determination granting such Award or such other date as is determined by the Committee, provided that in the case of an ISO, the Grant Date shall be the later of the date on which the Committee makes the determination granting such ISO or the date of commencement of the Participant’s employment relationship with the Company.

15.	Modification of Awards and Substitution of Options.

     (a)  Modification, Extension, and Renewal of Awards. Within the limitations of the Plan, the Committee may modify an Award, accelerate the rate at which an Option or SAR may be exercised (including without limitation permitting an Option or SAR to be exercised in full without regard to the installment or vesting provisions of the applicable Award Agreement or whether the Option or SAR is at the time exercisable, to the extent it has not previously been exercised), accelerate the vesting of any Award, extend or renew outstanding Awards, or accept the cancellation of outstanding Awards to the extent not previously exercised either for the granting of new Awards or for other consideration in substitution or replacement thereof. The foregoing notwithstanding, no modification of an outstanding Award shall materially and adversely affect such Participant’s rights thereunder, unless either the Participant provides written consent or there is an express Plan provision permitting the Committee to unilaterally make the modification.

     (b)  Substitution of Options. Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Company or an Affiliate acquires (whether by purchase, merger or otherwise) all or substantially all of outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction qualifying under Section 424 of the Code, the Committee may, in accordance with the provisions of that Section, substitute Options for options under the plan of the acquired company provided (i) the excess of the aggregate fair market value of the shares subject to an option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new Option does not give persons additional benefits, including any extension of the exercise period.

16.           Term of Plan. The Plan shall continue in effect for a term of ten (10) years from its effective date as determined under Section 20 below, unless the Plan is sooner terminated under Section 17 below.

17.	Amendment and Termination of the Plan.

     (a)  Authority to Amend or Terminate. Subject to Applicable Laws, the Board may from time to time amend, alter, suspend, discontinue, or terminate the Plan.

     (b)  Effect of Amendment or Termination. No amendment, suspension, or termination of the Plan shall materially and adversely affect Awards already granted unless either it relates to an adjustment pursuant to Section 13 above, or it is otherwise mutually agreed between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Company. Notwithstanding the foregoing, the Committee may amend the Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

18.      Conditions Upon Issuance of Shares. Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with the Applicable Law, with such compliance determined by the Company in consultation with its legal counsel.

19.      Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

20.      Effective Date. This Plan shall become effective on the date of its approval by the Board; provided that this Plan shall be submitted to the Company’s shareholders for approval, and if not approved by the shareholders within one year from the date of approval by the Board, this Plan and any Awards shall be null, void, and of no force and effect. Awards granted under this Plan before approval of this Plan by the shareholders shall be granted subject to such approval and no Shares shall be distributed before such approval.

21.      Controlling Law. All disputes relating to or arising from the Plan shall be governed by the internal substantive laws (and not the laws of conflicts of laws) of the British Virgin Islands, to the extent not preempted by United States federal law. If any provision of this Plan is held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions shall continue to be fully effective.

22.	Laws And Regulations.

     (a)  U.S. Securities Laws. This Plan, the grant of Awards, and the exercise of Options and SARs under this Plan, and the obligation of the Company to sell or deliver any of its securities (including, without limitation, Options, Restricted Shares, Restricted Share Units, Deferred Share Units, and Shares) under this Plan shall be subject to all Applicable Law. In the event that the Shares are not registered under the Securities Act of 1933, as amended (the “Act”), or any applicable state securities laws prior to the delivery of such Shares, the Committee may require, as a condition to the issuance thereof, that the persons to whom Shares are to be issued represent and warrant in writing to the Company that such Shares are being acquired by him or her for investment for his or her own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares within the meaning of the Act, and a legend to that effect may be placed on the certificates representing the Shares.

     (b)  Other Jurisdictions. To facilitate the making of any grant of an Award under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company or any Affiliate outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Committee may adopt rules and procedures relating to the operation and administration of this Plan to accommodate the specific requirements of local laws and procedures of particular countries. Without limiting the foregoing, the Committee is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures and handling of stock certificates which vary with the customs and requirements of particular countries. The Committee may adopt sub-plans and establish escrow accounts and trusts as may be appropriate or applicable to particular locations and countries.

23.          No Shareholder Rights. Neither a Participant nor any transferee of a Participant shall have any rights as a shareholder of the Company with respect to any Shares underlying any Award until the date of entry of their name with respect to such Shares in the Company’s Registry of Members in accordance with the Company’s Memorandum and Articles of Association. Prior to the issuance of Shares pursuant to an Award (as evidenced by the entry of the Participant’s name with respect to such Shares in the Company’s Registry of Members in accordance with the Company’s Memorandum and Articles of Association), a Participant shall not have the right to vote or to receive dividends or any other rights as a shareholder with respect to the Shares underlying the Award, notwithstanding its exercise in the case of Options and SARs. No adjustment will be made for a dividend or other right that is determined based on a record date prior to the date the stock certificate is issued, except as otherwise specifically provided for in this Plan.

24.      No Employment Rights. The Plan shall not confer upon any Participant any right to continue an employment, service or consulting relationship with the Company, nor shall it affect in any way a Participant’s right or the Company’s right to terminate the Participant’s employment, service, or consulting relationship at any time, with or without Cause.

UTi WORLDWIDE INC.
2004 LONG-TERM INCENTIVE PLAN

Appendix A: Definitions

As used herein, the following definitions shall apply:

     “Affiliate” means any entity, including any “parent corporation” or “subsidiary corporation” within the meaning of Section 424 of the Code, which together with the Company is under common control within the meaning of Section 414 of the Code.

     “Applicable Law” means the legal requirements relating to the administration of options and share-based plans under applicable U.S. federal and state laws, the Code, any applicable stock exchange rules or regulations, and the applicable laws of any other country or jurisdiction where Awards are granted, as such laws, rules, regulations and requirements shall be in place from time to time.

     “Award” means any award made pursuant to the Plan, including awards made in the form of an Option, an SAR, a Restricted Share, a Restricted Share Unit, a Deferred Share Unit and a Performance Award, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

     “Award Agreement” means any written document setting forth the terms of an Award that has been authorized by the Committee. The Committee shall determine the form or forms of documents to be used, and may change them from time to time for any reason, including different documents as may be appropriate or applicable for particular locations and countries.

     “Board” means the Board of Directors of the Company.

     “Cause” for termination of a Participant’s Continuous Service will exist if the Participant is terminated from employment or other service with the Company or an Affiliate for any of the following reasons: (i) the Participant’s willful failure substantially to perform his or her duties and responsibilities to the Company or deliberate violation of a Company policy; (ii) the Participant’s commission of any material act of fraud, embezzlement, dishonesty or any other willful misconduct; (iii) material unauthorized use or disclosure by the Participant of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant’s willful and material breach of any of his or her obligations under any written agreement or covenant with the Company. The determination as to whether a Participant is being terminated for Cause shall be made in good faith by the Committee, and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time, and the term “Company” will be interpreted herein to include any Affiliate or successor thereto, if appropriate.

     “Change in Control” means a change in corporate control of a nature that would be required to be reported in response to Item 1 of Form 8-K required to be filed pursuant to the Exchange Act; provided that, without limitation, such a Change in Control shall be deemed to have occurred if:

(i) the shareholders of the Company approve a definitive agreement to sell, transfer, or otherwise dispose of all or substantially all of the Company’s assets and properties;

(ii) any “person” (as such term is used in Section 13(d) and 14(d) of the Exchange Act), other than the Company, any Affiliate, or any “person” who as of the date this Plan is adopted by the Board, is a director or officer of the Company (including any trust of such director or officer), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities provided, however, that the following subclauses (a), (b) and (c) shall not constitute a “Change in Control” of the Company for purposes of this subclause (ii):

(a)	any acquisition directly from the Company (excluding any acquisition resulting from the exercise of a conversion or exchange privilege in respect of outstanding convertible or exchangeable securities);

(b)	any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company, any Affiliate, or any entity controlled by the Company or an Affiliate; or

(c)	upon the death of any person who as of the date on which the Board adopts the Plan is a director or officer of the Company, the transfer (1) by testamentary disposition or the laws of intestate succession to the estate or the legal beneficiaries or heirs of such person, or (2) by the provisions of any living trust to the named current income beneficiaries thereof of the securities of the Company beneficially owned by such director or officer of the Company;

(iii) during any period of two consecutive years during the term of this Plan, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period; or

(iv) the shareholders of the Company approve the dissolution or liquidation of the Company or a definitive agreement for a merger reorganization, or consolidation involving the Company, other than a merger, reorganization, or consolidation in which holders of Shares immediately prior to such transaction own, either directly or indirectly, fifty percent (50%) or more of the equity interests or combined voting power of the surviving corporation or entity (or its parent company) immediately following such transaction.

     “Code” means the U.S. Internal Revenue Code of 1986, as amended.

     “Committee” means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 above. With respect to any decision involving an Award intended to satisfy the requirements of Section 162(m) of the Code, the Committee shall consist of two or more Directors of the Company who are “outside directors” within the meaning of Section 162(m) of the Code.

     “Company” means UTi Worldwide, Inc. a British Virgin Islands corporation.

     “Consultant” means any person, including an advisor, who is engaged by the Company or any Affiliate to render services and is compensated for such services.

     “Continuous Service” means the absence of any interruption or termination of service as an Employee, Director, or Consultant. Continuous Service shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (iv) in the case of transfers between locations of the Company or between the Company, its Affiliates or their respective successors. Changes in status between service as an Employee, Director, and a Consultant will not constitute an interruption of Continuous Service.

     “Deferred Share Units” mean Awards pursuant to Section 9 of the Plan.

     “Director” means a member of the Board, or a member of the board of directors of an Affiliate.

     “Eligible Person” means any Consultant, Director or Employee and includes non-Employees to whom an offer of employment has been extended.

     “Employee” means any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes. The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.

     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

     “Fair Market Value” means, as of any date (the “Determination Date”) means: (i) the closing price of a Share on the New York Stock Exchange or the American Stock Exchange (collectively, the “Exchange”), on the Determination Date, or, if shares were not traded on the Determination Date, then on the nearest preceding trading day during which a sale occurred; or (ii) if such stock is not traded on the Exchange but is quoted on NASDAQ or a successor quotation system, (A) the last sales price (if the stock is then listed as a National Market Issue under The Nasdaq National Market System) or (B) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the Determination Date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not traded on the Exchange or quoted on NASDAQ but is otherwise traded in the over-the-counter, the mean between the representative bid and asked prices on the Determination Date; or (iv) if subsections (i)-(iii) do not apply, the fair market value established in good faith by the Board.

     “Grant Date” has the meaning set forth in Section 14 of the Plan.

     “Incentive Share Option or ISO” hereinafter means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Award Agreement.

     “Involuntary Termination” means termination of a Participant’s Continuous Service under the following circumstances occurring on or after a Change in Control: (i) termination without Cause by the Company or an Affiliate or successor thereto, as appropriate; or (ii) voluntary termination by the Participant within 60 days following (A) a material reduction in the Participant’s job responsibilities, provided that neither a mere change in title alone nor reassignment to a substantially similar position shall constitute a material reduction in job responsibilities; (B) an involuntary relocation of the Participant’s work site to a facility or location more than 25 miles from the Participant’s principal work site at the time of the Change in Control; or (C) a material reduction in Participant’s total compensation other than as part of an reduction by the same percentage amount in the compensation of all other similarly-situated Employees, Directors or Consultants.

     “Non-ISO” means an Option not intended to qualify as an ISO, as designated in the applicable Award Agreement.

     “Option” means any stock option granted pursuant to Section 6 of the Plan.

     “Participant” means any holder of one or more Awards, or the Shares issuable or issued upon exercise of such Awards, under the Plan.

     “Performance Awards” mean Performance Units and Performance Compensation Awards granted pursuant to Section 10.

     “Performance Compensation Awards” mean Awards granted pursuant to Section 10(b) of the Plan.

     “Performance Unit” means Awards granted pursuant to Section 10(a) of the Plan which may be paid in cash, in Shares, or such combination of cash and Shares as the Committee in its sole discretion shall determine.

     “Plan” means this UTi Worldwide Inc. 2004 Long-term Incentive Plan.

     “Reporting Person” means an officer, Director, or greater than ten percent shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

     “Restricted Shares” mean Shares subject to restrictions imposed pursuant to Section 8 of the Plan.

     “Restricted Share Units” mean Awards pursuant to Section 8 of the Plan.

     “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

     “SAR” or “Share Appreciation Right” means Awards granted pursuant to Section 7 of the Plan.

     “Share” means an ordinary voting share of the Company, as adjusted in accordance with Section 13 of the Plan.

     “Ten Percent Holder” means a person who owns stock representing more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Affiliate.

Proxy — UTi Worldwide Inc.

PROXY FOR SPECIAL MEETING OF
SHAREHOLDERS (MEMBERS) OF UTi
WORLDWIDE INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
DIRECTORS OF UTi WORLDWIDE INC. AND MAY BE REVOKED PRIOR TO ITS EXERCISE

The undersigned shareholder (member) of UTi Worldwide Inc. hereby revokes all previous proxies, acknowledges receipt of the notice of a Special Meeting of Shareholders (members), and appoints Roger I. MacFarlane, Peter Thorrington, or either of them, to be his or her proxy, each with full power of substitution, to vote for him or her at the Special Meeting of Shareholders (members) to be held on Friday, February 27, 2004 at 10:00 a.m. (California time) at 19443 Laurel Park Road, Suite 111, Rancho Dominguez, California 90220, USA, and at any adjournment(s) and postponement(s) thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR PROPOSAL 1 ON THE REVERSE SIDE AND IN ACCORDANCE WITH THE PROXYHOLDER’S DISCRETION ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

THE PROPOSAL HAS BEEN PROPOSED BY THE COMPANY. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL.

(CONTINUED AND TO BE VOTED, SIGNED AND DATED ON THE REVERSE SIDE)

000000 0000000000 0 0000
UTi Worldwide Inc.
000000000.000 ext
000000000.000 ext
000000000.000 ext
MR A SAMPLE		000000000.000 ext
DESIGNATION (IF ANY)		000000000.000 ext
ADD 1		000000000.000 ext
ADD 2		000000000.000 ext
ADD 3
ADD 4
ADD 5
ADD 6
	C 1234567890	J N T

Mark this box with an X if you have made changes to your name or address details above.

Special Meeting Proxy Card

A	Issues		IF YOU HAVE ANY QUESTIONS REGARDING HOW TO VOTE, PLEASE CONTACT MACKENZIE PARTNERS, INC. AT 1-800-322-2885 OR 1-212-929-5500.
The Board of Directors recommends a vote FOR the following proposal.

		For	Against	Abstain
1.	To approve the UTi Worldwide Inc. 2004 Long-Term Incentive Plan

2.	The proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting.

B	Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.
Please date this Proxy and sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If there is more than one trustee, all should sign. All joint owners should sign.

Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box	Date (mm/dd/yyyy)

Proxy — UTi Worldwide Inc.

PROXY FOR SPECIAL MEETING OF
SHAREHOLDERS (MEMBERS) OF UTi
WORLDWIDE INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
DIRECTORS OF UTi WORLDWIDE INC. AND MAY BE REVOKED PRIOR TO ITS EXERCISE

The undersigned shareholder (member) of UTi Worldwide Inc. hereby revokes all previous proxies, acknowledges receipt of the notice of a Special Meeting of Shareholders (members), and appoints Roger I. MacFarlane, Peter Thorrington, or either of them, to be his or her proxy, each with full power of substitution, to vote for him or her at the Special Meeting of Shareholders (members) to be held on Friday, February 27, 2004 at 10:00 a.m. (California time) at 19443 Laurel Park Road, Suite 111, Rancho Dominguez, California 90220, USA, and at any adjournment(s) and postponement(s) thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR PROPOSAL 1 ON THE REVERSE SIDE AND IN ACCORDANCE WITH THE PROXYHOLDER’S DISCRETION ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

THE PROPOSAL HAS BEEN PROPOSED BY THE COMPANY. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL.

(CONTINUED AND TO BE VOTED, SIGNED AND DATED ON THE REVERSE SIDE)

Internet and Telephone Voting Instructions

You can vote by telephone OR Internet! Available 24 Hours a day 7 days a week!
 Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. Have this proxy card in hand when you call.

|	[GRAPHIC OF PHONE HANDLE] To vote using the Telephone (within U.S. and Canada)	|	|	[GRAPHIC OF COMPUTER MOUSE] To vote using the Internet	|
	•	Call toll free 1-888-862-1264 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.		•	Go to the following web site: WWW.COMPUTERSHARE.COM/US/PROXY

	•	Follow the simple instructions provided by the recorded message		•	Enter the information requested on your computer screen and follow the simple instructions.

	•	If you are located outside the U.S. or Canada, please contact MacKenzie Partners, Inc. at 1-212-929-5500 for information on how you can vote by telephone.

		C0123456789			12345

If you vote by telephone or the Internet, please DO NOT mail back this proxy card
Proxies submitted by telephone or the Internet must be received by 5:30 p.m., CST, on February 26, 2004.
THANK YOU FOR VOTING

000000 0000000000 0 0000
UTi Worldwide Inc.
000000000.000 ext
000000000.000 ext
000000000.000 ext
MR A SAMPLE		000000000.000 ext
DESIGNATION (IF ANY)		000000000.000 ext
ADD 1		000000000.000 ext
ADD 2		000000000.000 ext
ADD 3
ADD 4
ADD 5
ADD 6
	C 1234567890	J N T

Mark this box with an X if you have made changes to your name or address details above.

Special Meeting Proxy Card

A	Issues	PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS. IF YOU HAVE ANY QUESTIONS REGARDING HOW TO VOTE, PLEASE CONTACT MACKENZIE PARTNERS, INC. AT 1-800-322-2885 OR 1-212-929-5500.
The Board of Directors recommends a vote FOR the following proposal.

		For	Against	Abstain
1.	To approve the UTi Worldwide Inc. 2004 Long-Term Incentive Plan

2.	The proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting.

B	Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.
Please date this Proxy and sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If there is more than one trustee, all should sign. All joint owners should sign.

Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box	Date (mm/dd/yyyy)